UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2014

Michael W. Stockton

The Income Fund of America

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

A worldwide
network in pursuit
of income

The Income Fund of America® Annual report for the year ended July 31, 2014

The Income Fund of America seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	11.03%	13.71%	7.14%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.57% for Class A shares as of the prospectus dated October 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.67%. The fund’s 12-month distribution rate for Class A shares as of that date was 2.83%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Companies spanning a
variety of sectors, both
in the U.S. and abroad,
helped The Income Fund
of America produce solid
results for the period.

Special feature
6	A worldwide network in pursuit of income

Contents
1	Letter to investors
4	The value of a long-term perspective
11	About your fund
12	The portfolio at a glance
13	Summary investment portfolio
19	Financial statements
35	Board of trustees and other officers

Fellow investors:

For the 12 months ended July 31, 2014, The Income Fund of America (IFA) advanced 12.78% for those who reinvested quarterly dividends totaling 66 cents per share that were paid during the period. The fund’s return trailed the broader equity market, as measured by the unmanaged Standard & Poor’s 500 Composite Index (S&P 500), which rose 16.92%. The fund significantly outpaced the 3.97% return of the bond market, as represented by the unmanaged Barclays U.S. Aggregate Index. IFA also registered a considerably higher gain than its peers in the Lipper Income Funds Index, which climbed 8.77%.

Investors will note that the fund’s lifetime return has surpassed its benchmarks for the same period, as shown in the table below.

Uncertainty amidst improvement

The fund’s fiscal year began on a relatively weak note for stocks as investors anticipated

Results at a glance

For periods ended July 31, 2014, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Income Fund of America (Class A shares)	12.78%	13.24%	7.67%	11.41%
Standard & Poor’s 500 Composite Index[2]	16.92	16.78	7.99	10.99
Lipper Income Funds Index	8.77	8.87	5.88	—	[3]
Barclays U.S. Aggregate Index[2]	3.97	4.47	4.80	7.76	[4]
Consumer Price Index (inflation)[5]	1.99	2.04	2.32	4.13

[1]	Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	The inception date for the index was December 31, 1988.
[4]	From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The Income Fund of America	1

the winding down of the Federal Reserve’s quantitative easing program. By September the outlook began to improve, and the calendar year ended with stocks registering strong gains in developed economies. However, increased geopolitical instability — fueled by Russia’s incursion into Ukraine and renewed violence in the Middle East — roiled markets during the second half of the fund’s fiscal year.

Yet in spite of these events, many companies in the U.S. and elsewhere made steady progress and stock prices increased during the period, with the S&P 500 reaching record highs. Indeed, the S&P 500 notched its sixth consecutive quarterly rise as the second calendar quarter ended on June 30, 2014. While first-quarter U.S. GDP contracted by an annualized 2.1%, signs of improving economic conditions strengthened confidence in the country’s ability to recover from a harsh winter.

The bond market benefited from the uncertainty, which bolstered demand for U.S. Treasury securities and investment-grade bonds. Corporate bond sales continued at a rapid pace, setting a new annual record in 2013, and remained relatively strong through the fund’s fiscal year-end.

Broad support from stock holdings

Companies spanning a variety of sectors and industries contributed to fund returns during the period. Information technology and pharmaceutical firms provided some of the strongest support on an absolute basis.

Over the past few years, the technology sector has become a significant source of dividends, and many firms now provide income as well as the potential for capital appreciation. Microsoft, one of the fund’s top 10 holdings, rose 35.60%. Cisco Systems — which designs, manufactures and sells networking equipment — also played a role in the fund. Cisco is one of a growing number of technology firms that has shifted from a reliance on one-time sales to a subscription/service model that can generate recurring revenue and provide cash that can be used to sustain and grow dividends.

The pharmaceuticals industry provided the largest lift to the fund’s absolute returns, with three global companies among the top five contributors. During the past several years, health care has become the largest sector weighting in the fund as we have invested in a number of select firms that have sustainable growth prospects due to strong product pipelines, solid balance sheets and healthy cash flow. British drug maker AstraZeneca led the way, advancing 43.60%. The company has several new products in development and continues to have strong sales in emerging markets. The fund’s largest holding during the period, Merck, climbed 17.79%, and Bristol-Myers Squibb, another top 10 holding, rose 17.07%.

Strength overseas

The fund can invest up to 25% of its assets in stocks of issuers domiciled outside of the United States, and during the past fiscal year several of our European holdings contributed to the fund’s returns. They included Orange, a French multinational telecommunications company, and National Grid, a British multinational electricity and gas utility firm, which was up 20.38%. Many European companies have a strong dividend culture, and the region offers

Striking a balance between return and volatility

The Income Fund of America takes a prudent path to income. Looking back 10 years, the fund has provided higher returns than bonds and the average income fund, and lower volatility than stocks. In addition, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

For the 10-year period ended July 31, 2014

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index; Income funds — Lipper Income Funds Index. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

2	The Income Fund of America

opportunities for income investors. Some investments, of course, detracted from fund returns during the period. Energy firm Diamond Offshore Drilling declined 30.62%. Finnish tire maker Nokian Renkaat, which derives about a third of its sales from Russia, fell 22.16% on weakened consumer demand in that country amid the Ukraine crisis.

Bonds play their part

The fund’s bond holdings made up 19.4% of the portfolio, down from 21.9% a year ago. This allocation to bonds is relatively low for IFA. The fund’s flexible mandate enables us to direct assets toward the types of income-producing securities that we believe offer attractive risk/reward profiles. Based on those criteria, we have, broadly speaking, viewed stocks as more appealing than bonds and directed a greater share of assets toward them.

As in recent years, high-yield bonds provided significant income, as well as return. The appreciation of high-yield bonds is partly attributable to an improving economy, which usually bolsters prices for the bonds because it makes it more likely that issuers will be able to service their debt. Higher quality bonds also contributed to the fund’s return as the continuing recovery in the U.S. and robust corporate earnings buoyed markets. Higher quality bonds play a pivotal role in the fund’s portfolio by providing a measure of stability during market volatility.

Outlook

We are seeing steady but uneven improvement in the U.S. economy, although the progress can sometimes seem slow. Abroad, China’s ongoing economic sluggishness continues to merit attention, and the recovery in Europe remains fragile. A number of emerging markets experienced tumult during the past year, but we believe many will continue to experience significant growth and become a market for goods and services for companies around the world.

Regardless of the economic issues or investment environment, we continue to build the portfolio on a company-by-company basis. Our investment selections take into account numerous factors, but the primary focus is on company fundamentals. We remain optimistic that we will continue to find investments that can provide investors with income and the potential for capital appreciation.

We thank you for your commitment to The Income Fund of America.

Cordially,

Hilda L. Applbaum

Vice Chairman and Principal Executive Officer

David C. Barclay

President

September 10, 2014

For current information about the fund, visit americanfunds.com.

A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks

Year ended July 31

All numbers calculated by Lipper.

The Income Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment advisor), through July 31, 1974.
[4]	Includes reinvested dividends of $401,476 and reinvested capital gain distributions of $131,223.
[5]	The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[6]	From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not exist.
[7]	Includes capital gain distributions of $24,067, but does not reflect income dividends of $70,008 taken in cash.
[8]	From April 1990 to September 1994 and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

$700,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2014)*

	1 year	5 years	10 years
Class A shares	6.28%	11.90%	7.04%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Year ended July 31	1974[3]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
VALUE OF DIVIDENDS	(dollars in thousands)
Dividends in cash[8]	$0.3	0.7	0.9	0.8	0.8	0.9	1.0	1.0	1.2	1.3	1.3	1.4	1.5	1.6	1.5
Dividends reinvested[8]	$0.3	0.8	1.0	1.0	1.1	1.3	1.5	1.7	2.2	2.5	2.9	3.4	3.9	4.4	4.5

VALUE OF INVESTMENT	(dollars in thousands)
Dividends in cash[8]	$8.8	10.1	12.2	12.7	12.6	12.7	12.5	12.8	12.3	16.1	15.7	19.4	21.7	23.6	22.3
Dividends reinvested[8]	$9.1	11.4	14.8	16.4	17.4	18.9	20.2	22.5	23.7	33.7	35.7	47.7	57.1	66.7	67.8

IFA TOTAL RETURN	(9.1)%	25.3	29.5	11.1	6.2	8.7	6.6	11.5	5.2	42.3	6.0	33.5	19.9	16.7	1.7

4	The Income Fund of America

How a $10,000 investment has grown

There always have been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014

1.7	1.6	1.8	1.7	1.7	1.7	1.8	1.8	2.0	2.0	2.2	2.3	2.2	2.3	2.1	1.9	1.9	2.2	2.7	2.8	2.5	2.1	2.3	2.2	2.1	2.1
5.3	5.3	6.3	6.6	7.0	7.5	8.0	8.6	10.1	10.5	12.4	13.7	13.9	14.9	14.3	14.1	13.9	17.0	22.2	23.7	22.2	19.6	23.2	22.6	22.9	23.0

25.6	24.4	25.4	28.4	29.9	28.8	31.6	34.0	41.7	44.4	45.6	42.3	46.5	41.4	44.1	49.1	54.0	57.0	61.9	53.5	44.0	48.5	53.2	55.4	61.6	67.2
83.7	84.6	95.0	113.2	126.7	129.2	150.4	170.6	220.6	245.5	264.7	259.2	299.4	280.4	314.6	364.1	415.5	456.1	518.4	469.2	409.6	471.4	540.6	586.3	676.2	762.5

23.4	1.1	12.3	19.1	11.9	2.0	16.4	13.5	29.3	11.3	7.8	(2.1)	15.5	(6.4)	12.2	15.8	14.1	9.8	13.6	(9.5)	(12.7)	15.1	14.7	8.4	15.3	12.8

The Income Fund of America	5

A worldwide network in pursuit of income

The Income Fund of America’s large network of investment professionals around the world is constantly searching for opportunities aligned with the income objective of the fund.

Our portfolio managers and analysts collaborate in “clusters” that allow them to share their ideas and explore trends in industries and the investment environment. They are instrumental in not only identifying themes and opportunities but also avoiding risks.

“The Income Fund of America is of course largely invested in U.S. companies,” portfolio manager Hilda Applbaum says. “But because so many companies now operate worldwide, we have analysts based on different continents who cover the same industry. They form clusters that enable us to connect the dots globally and make sense of these firms and industries.

“We have research offices in North America, Europe and Asia. They are staffed by portfolio managers and analysts who have a deep familiarity not only with companies and industries but with the people and cultures. All of this enriches our dialogue and yields insights that might not otherwise be possible.”

Clusters operate in “real-time”

While analysts meet regularly to share insights from their areas of coverage, they are constantly in touch via email about developments in their industries that could have ramifications for the broader sector. They also often travel together, visiting companies around the world.

“Let’s just say we have a very robust email chain. There’s a rich amount of information sharing,” says San Francisco-based investment analyst Mathews Cherian. He’s part of a cluster that covers technology, a sector he says demands a global reach. “Our group tends to operate in real-time. We are in constant communication. We always try to be aware of the changes around us, which allows us to more readily gauge the impact a development might have on a company.”

Mathews, who covers the global telecommunications equipment industry, says the ongoing stream of communication can lead to potentially rewarding investment opportunities. For example, when a French telecommunications equipment company announced it had hired a new chief executive officer, it seemed to go unnoticed by the market. This particular firm had a history of poor leadership, so it seemed entirely possible that this latest addition would be just another in a line of mediocre executives.

“But one of my colleagues, whose focus is European telecommunications service providers, had known the new CEO for more than a decade. He had been an executive at two of the large carriers in

The Income Fund of America	7

The Income Fund of America is of course largely invested in U.S. companies ... because so many companies now operate worldwide, we have analysts based on different continents who cover the same industry. They form clusters that enable us to connect the dots globally.

Hilda Applbaum

Europe,” Mathews continues. “It was very helpful to hear from him that the new leader was highly credible and very operationally focused — a ‘no-nonsense’ manager — which was precisely what this company needed. As a result, we felt confident in making a significant investment in the company. But it was really our institutional knowledge and a culture of collaboration that brought about the opportunity.”

Longtime analysts, long-term value

Given that American Funds analysts have an average of 13 years in the industry, it’s not unusual for many investment professionals to have working relationships with executives as they ascend the corporate ladder. This affords us not only a high degree of access to managements, but also a deep and enduring understanding of those companies.

Investment analyst Paul Benjamin explains that these longstanding relationships can prove crucial in covering a company and making an investment decision. Paul says an experience with Cisco Systems, the global networking equipment company, highlights the value of both experience and collaboration. Cisco is a top 10 holding in IFA.

“Cisco is a great example of how effective the clusters can be,” Paul explains. “When the market perceived a threat to Cisco’s business from a process called software-defined networking, we discussed the issue on a call among ourselves. There were members of the cluster who had relationships that went back several years with the leadership at some of Cisco’s largest customers. They were able to meet with those people and determine that the perceived threat was being overstated by the market, and we were able to increase our investment at a relatively attractive valuation. It takes years of covering companies and meeting with managements to have access like that.”

On the road again

Portfolio manager Jody Jonsson’s recollection of a recent research trip to China highlights the scope of the collaboration among investment professionals. The trip included investment analysts, equity and fixed-income portfolio managers, and macroeconomic analysts.

“We went to Beijing, Shanghai, Shenzhen and Hong Kong. We met with dozens of companies, industry experts and government officials. We also had a chance to mingle with people in each city,” Jody shares. “We then all came together in Hong Kong for three days to discuss our impressions from the company meetings. We left with a much better understanding of the importance of China to the global companies that we cover.”

Jody says perhaps the most valuable element of the clusters is the diversity among investment professionals. “One of the most exciting parts of the trip was hearing the various viewpoints everyone brought to the table. We had people from all over the world traveling with us — it brought a wonderful richness to our investment discussions. I think that’s the beauty of our system. It allows for a diversity of opinion, and everyone has something to offer to the discussion based on his or her own background and experience,” she adds.

Indeed, American Funds investment professionals represent 53 countries of origin and speak more than three dozen languages. Analysts are hired, when possible, from the countries where they will be based, which allows them to bring an added dimension to the investment process. American Funds has research offices outside the U.S. in Geneva, London,

8	The Income Fund of America

Tokyo, Hong Kong, Beijing, Singapore and Mumbai.

Jody says these far-flung analysts are crucial in an increasingly interconnected world. “There are very few industries where one doesn’t have to think in global terms when investing. For example, most of the companies that manufacture luxury goods are based in Europe, but you can’t regard them as strictly European. Their growth potential is in developing countries where disposable income is increasing and people are becoming more affluent. It’s essential that we have analysts in those countries who can share their knowledge of local markets and specific companies. We’re able to get a much clearer picture of a company’s global potential.”

The buzz on the bus

That diversity among analysts is evident in the consumer staples cluster, which includes Juliette Amos and David Carpenter. Juliette is London-based, while David is in Los Angeles. Their cluster colleagues span the globe from Geneva to Beijing. “We help each other make better decisions, and in a very real way, I can effectively be in more than one place at a time,” David says.

Though they are based around the world, these analysts travel as a group at least once a year to meet with companies in their coverage areas. In addition to visiting U.S. companies, they have traveled to China, Brazil and India. The group may have up to six meetings a day with executives and others. They travel by bus when they are in a city, which affords them the opportunity to share impressions of the people and companies they have met during the day.

“We get back on the bus and it’s a buzz fest,” says David. “Everyone has a

Search for sustainable income

More than a century ago, a man named Gillette was among those who developed a business strategy that’s come to be known as the razor and blades model: Give customers the razor and then sell them the blades. Over and over again.

Known as the recurring revenue model, it has become the Holy Grail for companies in industries ranging from technology to consumer products. For companies, this kind of recurring revenue means relatively reliable and ongoing cash flow. For investors, it means a growing number and diversity of companies that are potential sources of income. Indeed, during the past few years there has been a marked increase in dividends paid by sectors that once dismissed them, including information technology. In fact, software is now referred to as the razor of the 21st century for its ability to produce an ongoing revenue stream.

Once predominately a hardware manufacturer, Cisco Systems, for example, has moved away from one-time sales in favor of ongoing revenue from software and service. Evidence of the shift can be seen in the company’s service revenue, which has increased from about $2 billion to $10 billion since 2000.

The recurring revenue model also enables companies to maintain a degree of stability in volatile market environments — a potential benefit for long-term investors looking for an income portfolio with sustainable dividends and the potential for growth.

The rising level of service revenue at Cisco Systems

Source: Reuters Global Fundamentals and FactSet. Cisco service revenue data, a proxy for the company’s recurring revenue, are as of July for each year. Total dividends paid are for the trailing 12 months ended April 30, 2014.

The Income Fund of America	9

We work with these companies for years; we know what’s in their DNA. We have the ability and luxury to be patient, which allows us to focus on the big picture over the long term.

Juliette Amos

perspective on what’s been said, so there’s validation — or refutation — of what we just heard from the management of a company. It’s hugely valuable and a ton of fun.”

The system encourages analysts to go beyond traditional research and explore new avenues. One analyst, for example, found beneficial information on technology companies by visiting the patent office.

On a recent research trip to Los Angeles, Juliette spoke with several beer distributors to get their perspective on the non-U.S. beverage companies she covers. “I’m a big believer in on-the-ground research,” she says. “The companies I cover may be global, but they are operating in local markets.” The information she gleans from distributors equips her to go back to her coverage companies and ask executives more specific and directed questions.

Indeed, sources of information can range from local retailers to high-ranking executives. While in Brazil, for example, Juliette’s contacts suggested she speak with a former executive at Coca-Cola, who was now involved with many of the families that run bottling plants for Coke, a company among David’s research responsibilities. Juliette arranged a meeting in Atlanta, and together she and David discussed the beverage giant’s distribution system with the former executive. “That’s another benefit of the cluster. We introduce each other to the leadership of companies around the world, so we all end up with global contacts,” she adds.

“We had a two-hour breakfast meeting in Atlanta and talked about Coke’s effort to rationalize its incredibly complicated distribution system, which involves about 98 family-owned bottling companies,” David explains. “I initially didn’t think there was much opportunity to streamline that process — it seemed like herding cats to me. But as a result of what we learned at that meeting, I was persuaded that there was a greater possibility than I had initially thought for an amicable resolution to the situation. It now looks like there may be a way for Coke to restructure this part of the manufacturing process — and that could mean greater profitability for the company.”

The value of patience

Another benefit of the ongoing relationships among analysts is that they meet with management teams repeatedly — in up cycles and down, good times and bad. “There’s constant calibration,” David says.

“We work with these companies for years; we know what’s in their DNA,” Juliette concludes. “We have the ability and luxury to be patient, which allows us to focus on the big picture over the long term.” ■

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock market declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500	IFA cumulative	IFA advantage
	cumulative total return	total return	(percentage points)
September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.1	–9.5	9.6
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1
October 9, 2007, through March 9, 2009	–55.2	–43.5	11.7
April 29 through October 3, 2011	–18.6	–11.6	7.0

*	Periods shown reflect S&P 500 price declines of 15% or greater (without dividends reinvested) based on 100% recovery after each decline (except for 1976–1978 and 2007–2009 declines, which recovered 78% and 77%, respectively). The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As shown below, the fund’s income has allowed withdrawals to be made without invading principal.

Higher dividends ...	... have helped to keep principal intact, letting compounding do its work.

Charts show hypothetical $100,000 investments in the fund (at net asset value) and in the S&P 500 from January 1, 1974, to July 31, 2014. Example assumes an annual withdrawal equaling $5,000 the first year on December 31, 1974, and then increasing by 5% each year thereafter. Over the period, total withdrawals from each of the fund and the index come to $603,999.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of the The Income Fund of America, the S&P 500 and three-month U.S. Treasury bills. Over the past 40 years, income from the fund has been substantially higher.

Year ended July 31

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for Treasury bills is the Federal Reserve. Income from three-month Treasury bills assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity; the fund is not guaranteed.

Source: Thomson InvestmentView.

The Income Fund of America	11

The portfolio at a glance

July 31, 2014

Investment mix by security type

Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Health care	10.49%
Industrials	9.66
Financials	9.50
Information technology	8.07
Consumer staples	7.74

Ten largest common stock holdings

Percent of net assets
Merck	3.00%
Microsoft	2.80
General Electric	2.01
Verizon	1.91
Bristol-Myers Squibb	1.78
Pfizer	1.72
AstraZeneca	1.46
DuPont	1.46
Cisco Systems	1.40
PepsiCo	1.38

Country diversification

Percent of net assets
United States	69.81%
United Kingdom	8.64
Euro zone*	6.93
Canada	2.20
Australia	1.97
Switzerland	1.75
Hong Kong	1.69
Taiwan	.79
India	.18
Japan	.18
Other countries	1.01
Short-term securities & other assets less liabilities	4.85

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

July 31, 2013

Investment mix by security type

Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Health care	9.94%
Financials	9.30
Industrials	8.64
Energy	7.45
Consumer staples	6.66

Ten largest common stock holdings

Percent of net assets
Bristol-Myers Squibb	2.66%
Merck	2.38
General Electric	1.99
Pfizer	1.72
Home Depot	1.56
DuPont	1.47
Lockheed Martin	1.46
National Grid	1.43
Microsoft	1.28
Chevron	1.28

Country diversification

Percent of net assets
United States	71.28%
United Kingdom	8.07
Euro zone†	5.45
Canada	2.11
Australia	1.94
Hong Kong	1.63
Switzerland	1.50
Taiwan	.75
Japan	.58
Thailand	.42
Other countries	1.51
Short-term securities & other assets less liabilities	4.76

†	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

12	The Income Fund of America

Summary investment portfolio July 31, 2014

Common stocks 74.81%	Shares	Value (000)
Health care 10.49%
Merck & Co., Inc.	49,692,840	$2,819,572
Bristol-Myers Squibb Co.	32,912,500	1,666,031
Pfizer Inc.	56,230,000	1,613,801
AstraZeneca PLC[1]	18,841,700	1,372,720
AbbVie Inc.	8,520,000	445,937
Other securities		1,923,862
		9,841,923

Industrials 9.66%
General Electric Co.	74,980,000	1,885,747
Lockheed Martin Corp.	7,567,400	1,263,529
Waste Management, Inc.[2]	27,982,868	1,256,151
BAE Systems PLC[1]	81,823,984	590,537
Other securities		4,068,691
		9,064,655

Financials 9.50%
Wells Fargo & Co.	21,692,000	1,104,123
JPMorgan Chase & Co.	15,130,200	872,559
Banco Santander, SA1,3	76,499,601	768,815
Banco Santander, SA, interim shares, non-registered shares[1,3]	1,561,216	15,690
CME Group Inc., Class A	10,140,400	749,781
Suncorp Group Ltd.[1]	51,279,898	676,599
HSBC Holdings PLC (GBP denominated)[1]	30,420,722	325,664
HSBC Holdings PLC (HKD denominated)[1]	28,586,382	307,117
Digital Realty Trust, Inc.[2]	8,346,000	537,399
Other securities		3,561,266
		8,919,013

Information technology 8.07%
Microsoft Corp.	60,846,100	2,626,118
Cisco Systems, Inc.	51,980,000	1,311,455
Texas Instruments Inc.	19,380,000	896,325
Analog Devices, Inc.	11,650,000	578,189
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	127,503,000	512,262
Other securities		1,644,157
		7,568,506

Consumer staples 7.74%
PepsiCo, Inc.	14,752,588	1,299,703
Procter & Gamble Co.	15,173,700	1,173,230
Philip Morris International Inc.	12,168,200	997,914
Kimberly-Clark Corp.	6,183,110	642,240
Altria Group, Inc.	15,102,000	613,141
Nestlé SA1	6,440,000	478,080
Imperial Tobacco Group PLC[1]	10,583,991	458,401
Other securities		1,598,113
		7,260,822

Energy 6.75%
ConocoPhillips	13,565,162	1,119,126
Royal Dutch Shell PLC, Class B (ADR)	10,431,000	898,526
Royal Dutch Shell PLC, Class B1	4,499,147	193,839
Spectra Energy Corp	25,390,500	1,038,979
Chevron Corp.	5,215,000	673,987
BP PLC[1]	64,900,000	530,145
Crescent Point Energy Corp.	10,905,000	444,961
Other securities		1,439,393
		6,338,956

The Income Fund of America	13

Common stocks (continued)	Shares	Value (000)
Materials 5.27%
E.I. du Pont de Nemours and Co.	21,261,000	$1,367,295
Dow Chemical Co.	18,772,234	958,698
Potash Corp. of Saskatchewan Inc.	18,250,000	647,693
Nucor Corp.	12,890,485	647,360
MeadWestvaco Corp.[2]	11,281,000	471,546
Other securities		850,283
		4,942,875

Telecommunication services 5.24%
Verizon Communications Inc.	35,581,336	1,794,011
Telstra Corp. Ltd.[1]	141,451,533	717,109
Deutsche Telekom AG1	38,600,000	625,675
Orange[1]	36,435,000	570,406
Other securities		1,212,877
		4,920,078

Utilities 4.64%
National Grid PLC[1]	63,482,420	914,344
Duke Energy Corp.	8,912,057	642,827
EDP - Energias de Portugal, SA1	113,440,000	530,617
PG&E Corp.	11,300,000	504,771
Other securities		1,764,827
		4,357,386

Consumer discretionary 4.14%
Home Depot, Inc.	10,430,000	843,266
Carnival Corp., units	13,368,500	484,207
Other securities		2,554,437
		3,881,910

Miscellaneous 3.31%
Other common stocks in initial period of acquisition		3,102,166

Total common stocks (cost: $52,802,769,000)		70,198,290

Preferred securities 0.52%
Financials 0.52%
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,600,000	40,960
Other securities		445,061

Total preferred securities (cost: $463,126,000)		486,021

Rights & warrants 0.00%
Energy 0.00%
Other securities		40

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		2,325

Total rights & warrants (cost: $2,171,000)		2,365

Convertible stocks 0.33%
Other 0.31%
Other securities		287,634

Miscellaneous 0.02%
Other convertible stocks in initial period of acquisition		22,070

Total convertible stocks (cost: $305,530,000)		309,704

14	The Income Fund of America

Convertible bonds 0.12%	Principal amount (000)	Value (000)
Other 0.10%
Other securities		$93,652

Miscellaneous 0.02%
Other convertible bonds in initial period of acquisition		22,313

Total convertible bonds (cost: $90,268,000)		115,965

Bonds, notes & other debt instruments 19.37%
Corporate bonds & notes 14.26%
Financials 2.69%
JPMorgan Chase & Co. 1.35%-3.25% 2017-2023	$25,240	25,117
JPMorgan Chase & Co., junior subordinated 5.00%-7.90% (undated)[4]	135,360	145,738
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[4]	86,566	98,599
Wells Fargo & Co. 2.13%-4.60% 2016-2026	85,450	90,842
Other securities		2,163,824
		2,524,120

Telecommunication services 1.86%
Verizon Communications Inc. 0.63%-6.55% 2016-2043[4]	258,581	300,776
Other securities		1,450,157
		1,750,933

Energy 1.73%
Shell International Finance BV 2.00% 2018	4,990	5,042
Spectra Energy Partners, LP 2.95%-4.75% 2016-2024	22,000	23,665
Other securities		1,594,044
		1,622,751

Health care 1.52%
Merck & Co., Inc. 1.10%-2.80% 2018-2023	7,255	7,142
Pfizer Inc. 2.10%-4.40% 2019-2044	84,500	85,337
Other securities		1,331,315
		1,423,794

Industrials 1.49%
General Electric Co. 0.85%-4.13% 2015-2042	28,750	28,564
General Electric Capital Corp., junior subordinated 6.25%-7.13% (undated)[4]	162,300	187,185
General Electric Capital Corp. 2.25%-6.00% 2015-2024	47,650	50,100
Other securities		1,131,542
		1,397,391

Materials 0.85%
Dow Chemical Co. 5.25% 2041	4,000	4,347
Other securities		795,405
		799,752

Consumer staples 0.65%
Philip Morris International Inc. 3.60%-4.88% 2023-2043	16,065	16,638
Procter & Gamble Co. 3.50% 2015	17,250	17,541
Other securities		575,086
		609,265

Other 3.47%
Other securities		3,253,866

Total corporate bonds & notes		13,381,872

The Income Fund of America	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 2.58%
U.S. Treasury 2.15%
U.S. Treasury 0.25%-6.25% 2014-2044[5]	$1,951,855	$2,013,034

U.S. Treasury inflation-protected securities 0.43%
U.S. Treasury Inflation-Protected Security 0.13%-1.88% 2015-2044[6]	395,431	407,979

Total U.S. Treasury bonds & notes		2,421,013

Mortgage-backed obligations 1.84%
Fannie Mae 2.50%-10.30% 2018-2047[4,7,8]	869,896	915,802
Freddie Mac 1.61%-9.61% 2019-2043[4,7]	216,111	232,600
Other securities		576,905
		1,725,307

Federal agency bonds & notes 0.35%
Fannie Mae 2.18%-7.13% 2022-2030[4,7]	109,197	122,077
Federal Home Loan Bank 5.50% 2036	100	129
Freddie Mac 0.75%-3.53% 2016-2024[4,7]	175,307	175,140
Other securities		33,574
		330,920

Other 0.33%
Other securities		312,105

Miscellaneous 0.01%
Other bonds & notes in initial period of acquisition		8,291

Total bonds, notes & other debt instruments (cost: $17,531,247,000)		18,179,508

Short-term securities 4.79%
Chariot Funding, LLC 0.26%-0.28% due 12/9/2014-12/22/2014[9]	66,200	66,157
Fannie Mae 0.08%-0.15% due 8/1/2014-7/1/2015	409,600	409,456
Federal Farm Credit Banks 0.10%-0.15% due 8/8/2014-7/2/2015	474,100	473,905
Federal Home Loan Bank 0.05%-0.17% due 8/4/2014-7/10/2015	1,451,034	1,450,793
Freddie Mac 0.05%-0.16% due 8/1/2014-6/10/2015	1,148,800	1,148,484
General Electric Capital Corp. 0.12%-0.19% due 8/20/2014-1/14/2015	110,000	109,945
Jupiter Securitization Co., LLC 0.25%-0.28% due 10/14/2014-3/3/2015[9]	50,000	49,952
Microsoft Corp. 0.09% due 8/27/2014[9]	35,100	35,099
Procter & Gamble Co. 0.09%-0.15% due 9/5/2014-1/7/2015[9]	149,300	149,283
Other securities		597,952

Total short-term securities (cost: $4,490,612,000)		4,491,026
Total investment securities 99.94% (cost: $75,685,723,000)		93,782,879
Other assets less liabilities 0.06%		55,183

Net assets 100.00%		$93,838,062

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including loan participations and assignments which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $885,970,000, which represented .94% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $22,869,000, an aggregate cost of $81,648,000, and which represented .02% of the net assets of the fund) were acquired from 2/14/2011 to 5/2/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

16	The Income Fund of America

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $17,800,699,000, which represented 18.97% of the net assets of the fund. This amount includes $17,040,369,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	Coupon rate may change periodically.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $1,124,000, which represented less than .01% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	A portion or all of this security purchased on a TBA basis.
[9]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $5,375,119,000, which represented 5.73% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $349,947,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 7/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	8/11/2014	JPMorgan Chase	$152,886	A$163,200	$1,341
Australian dollars	8/15/2014	UBS AG	$71,144	A$76,000	591
Australian dollars	8/15/2014	Barclays Bank PLC	$25,556	A$27,300	213
Australian dollars	8/19/2014	Bank of America, N.A.	$10,031	A$10,700	101
Australian dollars	8/29/2014	Citibank	$79,891	A$85,075	995
Australian dollars	9/11/2014	Bank of America, N.A.	$56,153	A$60,700	25
					$3,266

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2014, appear below.

	Beginning			Ending	Dividend	Value of
	shares or			shares or	or interest	affiliates at
	principal			principal	income	7/31/2014
	amount	Additions	Reductions	amount	(000)	(000)
Waste Management, Inc.	22,572,153	5,541,200	130,485	27,982,868	$36,959	$1,256,151
Digital Realty Trust, Inc.	7,950,000	396,000	—	8,346,000	20,218	537,399
MeadWestvaco Corp.	11,281,000	—	—	11,281,000	22,562	471,546
Iron Mountain Inc.	12,457,211	—	—	12,457,211	13,454	417,441
Iron Mountain Inc. 5.75% 2024	—	$2,175,000	—	$2,175,000	110	2,186
Iron Mountain Inc. 6.00% 2023	—	$950,000	—	$950,000	47	995
TalkTalk Telecom Group PLC[1]	57,242,000	—	—	57,242,000	11,547	302,965
R.R. Donnelley & Sons Co.	13,345,400	—	—	13,345,400	13,879	231,676
R.R. Donnelley & Sons Co. 7.00% 2022	—	$16,735,000	—	$16,735,000	1,087	18,325
R.R. Donnelley & Sons Co. 6.50% 2023	—	$11,125,000	—	$11,125,000	490	11,487
R.R. Donnelley & Sons Co. 7.25% 2018	$11,400,000	—	$4,166,000	$7,234,000	712	8,229
R.R. Donnelley & Sons Co. 7.875% 2021	$5,000,000	$3,050,000	$5,000,000	$3,050,000	62	3,462
CBS Outdoor Americas, Inc.	—	7,800,000	—	7,800,000	—	259,662
Healthscope Ltd.[1,2]	—	101,831,569	—	101,831,569	—	213,868
Cliffs Natural Resources Inc.	7,354,581	—	—	7,354,581	4,413	128,337
Cliffs Natural Resources Inc., Series A, 7.00% convertible preferred 2016	2,925,000	—	—	2,925,000	5,119	47,151
Cliffs Natural Resources Inc. 4.875% 2021	$30,242,000	—	$25,297,000	$4,945,000	875	4,847
Cliffs Natural Resources Inc. 3.95% 2018	$3,250,000	—	$3,250,000	—	116	—
Cliffs Natural Resources Inc. 6.25% 2040	$1,000,000	—	$1,000,000	—	40	—
Diebold, Inc.	—	3,925,000	—	3,925,000	1,129	147,894

The Income Fund of America	17

	Beginning			Ending	Dividend	Value of
	shares or			shares or	or interest	affiliates at
	principal			principal	income	7/31/2014
	amount	Additions	Reductions	amount	(000)	(000)
Northwest Bancshares, Inc.	4,850,000	—	—	4,850,000	$7,857	$60,140
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,4,5,6]	—	$18,566,454	—	$18,566,454	1,958	18,474
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[3,4,6]	—	$12,100,000	$90,750	$12,009,250	566	11,949
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[3,4,6]	—	$9,200,000	—	$9,200,000	785	9,154
Rotech Healthcare Inc.[1,2]	—	543,172	—	543,172	—	7,333
Rotech Healthcare Inc. 10.50% 2018	$19,690,000	—	$19,690,000	—	371	—
Douglas Dynamics, Inc.	1,350,000	94,000	—	1,444,000	1,195	24,115
Hospitality Properties Trust[7]	9,073,335	535,000	9,608,335	—	13,191	—
Hospitality Properties Trust 4.50% 2023[7]	$11,060,000	—	—	$11,060,000	499	—
Hospitality Properties Trust 5.00% 2022[7]	$6,500,000	—	—	$6,500,000	334	—
Hospitality Properties Trust 5.125% 2015[7]	$2,160,000	—	—	$2,160,000	184	—
Hospitality Properties Trust 5.625% 2017[7]	$10,169,000	—	—	$10,169,000	643	—
Hospitality Properties Trust 6.30% 2016[7]	$19,827,000	—	—	$19,827,000	1,036	—
Hospitality Properties Trust 6.70% 2018[7]	$12,625,000	—	—	$12,625,000	852	—
Macerich Co.[7]	7,505,000	—	5,885,000	1,620,000	1,848	—
Maxim Integrated Products, Inc.[7]	14,156,000	—	6,360,000	7,796,000	11,415	—
Nucor Corp.[7]	16,280,000	1,150,000	4,539,515	12,890,485	22,279	—
Revel AC, Inc.[2,7,8]	529,539	—	—	529,539	—	—
					$197,832	$4,194,786

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities including those in “Miscellaneous” and “Other securities,” was $17,800,699,000, which represented 18.97% of the net assets of the fund. This amount includes $17,040,369,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $885,970,000, which represented .94% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Unaffiliated issuer at 7/31/2014.
[8]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities , including those in “Other securities,” was $5,375,119,000, which represented 5.73% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

TBA = To be announced

A$ = Australian dollars

GBP = British pounds

HKD = Hong Kong dollars

See Notes to Financial Statements

18	The Income Fund of America

Financial statements

Statement of assets and liabilities
at July 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $72,052,919)	$89,588,093
Affiliated issuers (cost: $3,632,804)	4,194,786	$93,782,879
Cash denominated in currencies other than U.S. dollars (cost: $10,041)		10,041
Cash		18,415
Unrealized appreciation on open forward currency contracts		3,266
Receivables for:
Sales of investments	843,183
Sales of fund’s shares	96,260
Dividends and interest	430,438	1,369,881
		95,184,482
Liabilities:
Payables for:
Purchases of investments	1,204,270
Repurchases of fund’s shares	81,971
Closed forward currency contracts	110
Investment advisory services	16,695
Services provided by related parties	37,926
Trustees’ deferred compensation	5,066
Other	382	1,346,420
Net assets at July 31, 2014		$93,838,062

Net assets consist of:
Capital paid in on shares of beneficial interest		$76,959,631
Undistributed net investment income		904,906
Accumulated net realized loss		(2,126,892)
Net unrealized appreciation		18,100,417
Net assets at July 31, 2014		$93,838,062

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (4,379,785 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$71,290,003	3,323,539	$21.45
Class B	601,025	28,215	21.30
Class C	6,597,110	311,101	21.21
Class F-1	3,840,948	179,448	21.40
Class F-2	2,974,687	138,746	21.44
Class 529-A	1,463,057	68,331	21.41
Class 529-B	34,028	1,593	21.36
Class 529-C	469,746	22,026	21.33
Class 529-E	64,665	3,028	21.35
Class 529-F-1	52,323	2,443	21.41
Class R-1	133,143	6,244	21.33
Class R-2	634,741	29,893	21.23
Class R-3	1,356,839	63,484	21.37
Class R-4	1,191,637	55,641	21.42
Class R-5	567,474	26,455	21.45
Class R-6	2,566,636	119,598	21.46

See Notes to Financial Statements

The Income Fund of America	19

Statement of operations
for the year ended July 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $60,864; also includes $187,065 from affiliates)	$2,893,460
Interest (includes $10,767 from affiliates)	953,375	$3,846,835
Fees and expenses*:
Investment advisory services	206,680
Distribution services	268,987
Transfer agent services	70,002
Administrative services	16,933
Reports to shareholders	2,651
Registration statement and prospectus	1,011
Trustees’ compensation	1,126
Auditing and legal	198
Custodian	2,601
Other	2,202	572,391
Net investment income		3,274,444

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $2,501 net gain from affiliates)	2,878,943
Forward currency contracts	(15,000)
Currency transactions	3,586	2,867,529
Net unrealized appreciation (depreciation) on:
Investments	4,430,216
Forward currency contracts	3,266
Currency translations	(70)	4,433,412
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		7,300,941

Net increase in net assets resulting from operations		$10,575,385

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended July 31
	2014	2013
Operations:
Net investment income	$3,274,444	$2,716,517
Net realized gain on investments, forward currency contracts and currency transactions	2,867,529	1,481,660
Net unrealized appreciation on investments, forward currency contracts and currency translations	4,433,412	6,793,524
Net increase in net assets resulting from operations	10,575,385	10,991,701

Dividends paid to shareholders from net investment income	(2,769,274)	(2,756,869)

Net capital share transactions	2,749,667	2,176,097

Total increase in net assets	10,555,778	10,410,929

Net assets:
Beginning of year	83,282,284	72,871,355
End of year (including undistributed net investment income: $904,906 and $392,405, respectively)	$93,838,062	$83,282,284

See Notes to Financial Statements

20	The Income Fund of America

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds held. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Income Fund of America	21

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

22	The Income Fund of America

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of July 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$7,549,822	$2,284,768	$7,333	$9,841,923
Industrials	7,232,875	1,831,778	2	9,064,655
Financials	5,783,018	3,135,995	—	8,919,013
Information technology	6,579,749	988,757	—	7,568,506
Consumer staples	5,970,385	1,290,437	—	7,260,822
Energy	5,512,471	826,294	191	6,338,956
Materials	4,540,908	394,776	7,191	4,942,875
Telecommunication services	2,030,328	2,889,750	—	4,920,078
Utilities	2,227,253	2,130,133	—	4,357,386
Consumer discretionary	2,839,597	1,042,313	—	3,881,910
Miscellaneous	2,194,919	907,247	—	3,102,166
Preferred securities	126,170	359,851	—	486,021
Rights & warrants	2,325	—	40	2,365
Convertible stocks	98,318	211,386	—	309,704
Convertible bonds	—	115,965	—	115,965
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	13,379,509	2,363	13,381,872
U.S. Treasury bonds & notes	—	2,421,013	—	2,421,013
Other	—	2,368,332	—	2,368,332
Miscellaneous	—	8,291	—	8,291
Short-term securities	—	4,491,026	—	4,491,026
Total	$52,688,138	$41,077,621	$17,120	$93,782,879

See the following page for footnotes.

The Income Fund of America	23

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$3,266	$—	$3,266

*	Securities with a value of $13,303,172,000, which represented 14.18% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiative.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

24	The Income Fund of America

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of July 31, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$3,266	Payables for closed forward currency contracts	$110

	Net realized loss		Net unrealized appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized loss on forward currency contracts	$(15,000)	Net unrealized appreciation on forward currency contracts	$3,266

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The Income Fund of America	25

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2014, the fund reclassified $45,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $7,376,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after July 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of July 31, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$915,712
Capital loss carryforward expiring 2018*	(1,962,845)
Post-October capital loss deferral†	(38,646)
Gross unrealized appreciation on investment securities	18,888,294
Gross unrealized depreciation on investment securities	(929,687)
Net unrealized appreciation on investment securities	17,958,607
Cost of investment securities	75,824,272

*	Reflects the utilization of capital loss carryforward of $2,896,009,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.
†	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended July 31
Share class	2014	2013
Class A	$2,166,322	$2,171,974
Class B	17,038	27,748
Class C	157,610	178,582
Class F-1	128,654	107,595
Class F-2	60,710	46,177
Class 529-A	42,937	42,441
Class 529-B	894	1,393
Class 529-C	10,460	10,954
Class 529-E	1,762	1,814
Class 529-F-1	1,617	1,496
Class R-1	3,039	3,417
Class R-2	15,075	17,045
Class R-3	37,748	41,523
Class R-4	35,012	33,835
Class R-5	18,810	18,939
Class R-6	71,586	51,936
Total	$2,769,274	$2,756,869

26	The Income Fund of America

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2014, the investment advisory services fee was $206,680,000, which was equivalent to an annualized rate of 0.232% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (Virginia529) for its oversight and administration of the 529 college savings plan. During the period August 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Virginia College Savings Plan (Virginia529) is not considered a related party to the fund.

The Income Fund of America	27

For the year ended July 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$163,059	$51,201	$6,801	Not applicable
Class B	7,053	564	Not applicable	Not applicable
Class C	65,062	4,956	3,257	Not applicable
Class F-1	10,240	4,413	2,049	Not applicable
Class F-2	Not applicable	1,981	915	Not applicable
Class 529-A	3,107	802	695	$1,314
Class 529-B	392	28	20	37
Class 529-C	4,448	285	224	423
Class 529-E	309	18	31	59
Class 529-F-1	—	28	24	46
Class R-1	1,268	122	63	Not applicable
Class R-2	4,612	2,085	310	Not applicable
Class R-3	6,638	2,085	668	Not applicable
Class R-4	2,799	1,145	561	Not applicable
Class R-5	Not applicable	280	277	Not applicable
Class R-6	Not applicable	9	1,038	Not applicable
Total class-specific expenses	$268,987	$70,002	$16,933	$1,879

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,126,000 in the fund’s statement of operations includes $377,000 in current fees (either paid in cash or deferred) and a net increase of $749,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended July 31, 2014

Class A	$6,420,156	311,526	$2,090,820	102,005	$(7,163,661)	(347,576)	$1,347,315	65,955
Class B	15,848	780	16,702	824	(312,935)	(15,329)	(280,385)	(13,725)
Class C	1,051,634	51,585	150,122	7,408	(1,565,367)	(76,875)	(363,611)	(17,882)
Class F-1	1,447,794	70,525	124,418	6,078	(1,659,394)	(78,512)	(87,182)	(1,909)
Class F-2	1,663,283	78,324	53,497	2,597	(314,086)	(15,206)	1,402,694	65,715
Class 529-A	179,862	8,743	42,926	2,097	(179,607)	(8,721)	43,181	2,119
Class 529-B	1,516	74	894	44	(17,388)	(850)	(14,978)	(732)
Class 529-C	67,037	3,269	10,457	513	(67,255)	(3,280)	10,239	502
Class 529-E	8,763	427	1,762	86	(9,933)	(484)	592	29
Class 529-F-1	12,490	608	1,616	79	(10,431)	(506)	3,675	181
Class R-1	25,667	1,253	3,020	148	(26,991)	(1,319)	1,696	82
Class R-2	126,996	6,209	15,050	742	(171,159)	(8,400)	(29,113)	(1,449)
Class R-3	263,971	12,837	37,671	1,845	(384,619)	(18,800)	(82,977)	(4,118)
Class R-4	309,321	15,045	34,994	1,709	(295,671)	(14,388)	48,644	2,366
Class R-5	187,464	8,951	18,802	918	(213,083)	(10,161)	(6,817)	(292)
Class R-6	809,454	39,104	71,525	3,478	(124,285)	(6,015)	756,694	36,567

Total net increase (decrease)	$12,591,256	609,260	$2,674,276	130,571	$(12,515,865)	(606,422)	$2,749,667	133,409

28	The Income Fund of America

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended July 31, 2013

Class A	$6,799,757	364,100	$2,086,314	112,144	$(7,414,778)	(398,937)	$1,471,293	77,307
Class B	26,969	1,464	27,089	1,471	(501,122)	(27,222)	(447,064)	(24,287)
Class C	916,082	49,436	168,957	9,181	(1,450,582)	(78,597)	(365,543)	(19,980)
Class F-1	1,181,426	63,117	104,438	5,616	(610,314)	(32,789)	675,550	35,944
Class F-2	472,751	25,296	40,087	2,153	(227,692)	(12,190)	285,146	15,259
Class 529-A	199,233	10,735	42,425	2,284	(173,700)	(9,356)	67,958	3,663
Class 529-B	2,397	130	1,392	75	(21,711)	(1,176)	(17,922)	(971)
Class 529-C	68,835	3,713	10,950	591	(71,129)	(3,849)	8,656	455
Class 529-E	8,507	460	1,814	98	(9,309)	(505)	1,012	53
Class 529-F-1	10,094	542	1,496	80	(7,795)	(421)	3,795	201
Class R-1	23,012	1,239	3,404	184	(40,798)	(2,215)	(14,382)	(792)
Class R-2	152,857	8,296	17,014	923	(190,058)	(10,314)	(20,187)	(1,095)
Class R-3	292,660	15,756	41,436	2,235	(348,587)	(18,798)	(14,491)	(807)
Class R-4	301,902	16,195	33,823	1,820	(272,131)	(14,655)	63,594	3,360
Class R-5	146,132	7,769	18,918	1,018	(151,577)	(8,195)	13,473	592
Class R-6	549,910	29,473	51,849	2,780	(136,550)	(7,264)	465,209	24,989
Total net increase (decrease)	$11,152,524	597,721	$2,651,406	142,653	$(11,627,833)	(626,483)	$2,176,097	113,891

*Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $31,851,035,000 and $29,654,828,000, respectively, during the year ended July 31, 2014.

The Income Fund of America	29

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of year	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of year	Total return[3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Year ended 7/31/2014	$19.64	$.78	$1.69	$2.47	$(.66)	$21.45	12.78%	$71,290	.57%	3.76%
Year ended 7/31/2013	17.66	.67	1.99	2.66	(.68)	19.64	15.33	63,968	.58	3.58
Year ended 7/31/2012	16.97	.66	.73	1.39	(.70)	17.66	8.45	56,153	.59	3.92
Year ended 7/31/2011	15.48	.71	1.53	2.24	(.75)	16.97	14.68	52,940	.58	4.24
Year ended 7/31/2010	14.04	.73	1.37	2.10	(.66)	15.48	15.09	48,437	.61	4.82
Class B:
Year ended 7/31/2014	19.50	.61	1.69	2.30	(.50)	21.30	11.92	601	1.32	2.99
Year ended 7/31/2013	17.53	.53	1.97	2.50	(.53)	19.50	14.48	818	1.33	2.86
Year ended 7/31/2012	16.85	.53	.71	1.24	(.56)	17.53	7.56	1,161	1.34	3.19
Year ended 7/31/2011	15.37	.58	1.52	2.10	(.62)	16.85	13.82	1,760	1.34	3.48
Year ended 7/31/2010	13.94	.60	1.37	1.97	(.54)	15.37	14.24	2,421	1.38	4.01
Class C:
Year ended 7/31/2014	19.42	.60	1.69	2.29	(.50)	21.21	11.91	6,597	1.37	2.95
Year ended 7/31/2013	17.47	.51	1.97	2.48	(.53)	19.42	14.41	6,389	1.38	2.79
Year ended 7/31/2012	16.80	.52	.71	1.23	(.56)	17.47	7.55	6,096	1.38	3.13
Year ended 7/31/2011	15.33	.57	1.51	2.08	(.61)	16.80	13.77	6,157	1.39	3.43
Year ended 7/31/2010	13.91	.60	1.36	1.96	(.54)	15.33	14.17	5,882	1.43	4.00
Class F-1:
Year ended 7/31/2014	19.60	.76	1.68	2.44	(.64)	21.40	12.66	3,841	.65	3.71
Year ended 7/31/2013	17.62	.65	2.00	2.65	(.67)	19.60	15.30	3,554	.65	3.50
Year ended 7/31/2012	16.94	.65	.72	1.37	(.69)	17.62	8.35	2,563	.64	3.87
Year ended 7/31/2011	15.46	.70	1.52	2.22	(.74)	16.94	14.58	2,025	.64	4.19
Year ended 7/31/2010	14.02	.73	1.37	2.10	(.66)	15.46	15.08	1,815	.65	4.78
Class F-2:
Year ended 7/31/2014	19.63	.80	1.71	2.51	(.70)	21.44	12.97	2,975	.40	3.89
Year ended 7/31/2013	17.65	.70	1.99	2.69	(.71)	19.63	15.53	1,434	.41	3.74
Year ended 7/31/2012	16.97	.69	.72	1.41	(.73)	17.65	8.59	1,020	.40	4.09
Year ended 7/31/2011	15.48	.74	1.53	2.27	(.78)	16.97	14.90	747	.40	4.42
Year ended 7/31/2010	14.04	.77	1.36	2.13	(.69)	15.48	15.31	460	.42	5.04
Class 529-A:
Year ended 7/31/2014	19.60	.75	1.70	2.45	(.64)	21.41	12.69	1,463	.67	3.66
Year ended 7/31/2013	17.63	.65	1.98	2.63	(.66)	19.60	15.19	1,298	.68	3.48
Year ended 7/31/2012	16.95	.64	.72	1.36	(.68)	17.63	8.30	1,102	.68	3.82
Year ended 7/31/2011	15.46	.69	1.53	2.22	(.73)	16.95	14.62	939	.67	4.15
Year ended 7/31/2010	14.03	.73	1.35	2.08	(.65)	15.46	14.95	753	.69	4.77
Class 529-B:
Year ended 7/31/2014	19.55	.58	1.70	2.28	(.47)	21.36	11.79	34	1.45	2.85
Year ended 7/31/2013	17.57	.50	1.99	2.49	(.51)	19.55	14.35	45	1.46	2.73
Year ended 7/31/2012	16.89	.51	.71	1.22	(.54)	17.57	7.41	58	1.47	3.06
Year ended 7/31/2011	15.41	.56	1.52	2.08	(.60)	16.89	13.66	76	1.46	3.37
Year ended 7/31/2010	13.98	.59	1.37	1.96	(.53)	15.41	14.10	92	1.49	3.92
Class 529-C:
Year ended 7/31/2014	19.53	.59	1.69	2.28	(.48)	21.33	11.82	470	1.44	2.88
Year ended 7/31/2013	17.56	.50	1.99	2.49	(.52)	19.53	14.36	420	1.45	2.71
Year ended 7/31/2012	16.89	.51	.71	1.22	(.55)	17.56	7.43	370	1.47	3.04
Year ended 7/31/2011	15.41	.56	1.53	2.09	(.61)	16.89	13.71	331	1.46	3.37
Year ended 7/31/2010	13.99	.60	1.35	1.95	(.53)	15.41	14.04	281	1.48	3.97
Class 529-E:
Year ended 7/31/2014	19.55	.70	1.69	2.39	(.59)	21.35	12.39	65	.91	3.41
Year ended 7/31/2013	17.58	.60	1.99	2.59	(.62)	19.55	14.95	59	.92	3.24
Year ended 7/31/2012	16.91	.60	.71	1.31	(.64)	17.58	7.99	52	.93	3.57
Year ended 7/31/2011	15.43	.65	1.52	2.17	(.69)	16.91	14.27	44	.94	3.88
Year ended 7/31/2010	14.00	.68	1.36	2.04	(.61)	15.43	14.66	35	.97	4.49

30	The Income Fund of America

		Income (loss) from investment operations[1]
	Net asset value, beginning of year	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of year	Total return[3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class 529-F-1:
Year ended 7/31/2014	$19.60	$.80	$1.70	$2.50	$(.69)	$21.41	12.94%	$52	.44%	3.89%
Year ended 7/31/2013	17.63	.69	1.98	2.67	(.70)	19.60	15.44	44	.45	3.70
Year ended 7/31/2012	16.95	.68	.72	1.40	(.72)	17.63	8.53	36	.46	4.04
Year ended 7/31/2011	15.46	.73	1.53	2.26	(.77)	16.95	14.87	31	.45	4.37
Year ended 7/31/2010	14.03	.76	1.35	2.11	(.68)	15.46	15.19	22	.47	4.99
Class R-1:
Year ended 7/31/2014	19.53	.60	1.69	2.29	(.49)	21.33	11.88	133	1.39	2.93
Year ended 7/31/2013	17.56	.52	1.98	2.50	(.53)	19.53	14.43	120	1.39	2.78
Year ended 7/31/2012	16.89	.52	.71	1.23	(.56)	17.56	7.50	122	1.40	3.11
Year ended 7/31/2011	15.41	.57	1.52	2.09	(.61)	16.89	13.76	109	1.41	3.42
Year ended 7/31/2010	13.99	.61	1.35	1.96	(.54)	15.41	14.10	91	1.44	4.03
Class R-2:
Year ended 7/31/2014	19.45	.60	1.68	2.28	(.50)	21.23	11.85	635	1.37	2.95
Year ended 7/31/2013	17.49	.52	1.98	2.50	(.54)	19.45	14.47	609	1.36	2.80
Year ended 7/31/2012	16.82	.52	.71	1.23	(.56)	17.49	7.52	567	1.40	3.11
Year ended 7/31/2011	15.35	.57	1.51	2.08	(.61)	16.82	13.75	552	1.41	3.41
Year ended 7/31/2010	13.93	.60	1.35	1.95	(.53)	15.35	14.10	518	1.47	3.97
Class R-3:
Year ended 7/31/2014	19.57	.69	1.69	2.38	(.58)	21.37	12.35	1,357	.94	3.38
Year ended 7/31/2013	17.60	.60	1.98	2.58	(.61)	19.57	14.91	1,323	.94	3.22
Year ended 7/31/2012	16.92	.60	.72	1.32	(.64)	17.60	8.01	1,204	.96	3.55
Year ended 7/31/2011	15.44	.64	1.53	2.17	(.69)	16.92	14.23	1,118	.96	3.86
Year ended 7/31/2010	14.01	.68	1.35	2.03	(.60)	15.44	14.63	1,056	.99	4.45
Class R-4:
Year ended 7/31/2014	19.61	.76	1.70	2.46	(.65)	21.42	12.71	1,192	.64	3.67
Year ended 7/31/2013	17.63	.66	1.99	2.65	(.67)	19.61	15.29	1,045	.64	3.52
Year ended 7/31/2012	16.95	.65	.72	1.37	(.69)	17.63	8.33	880	.65	3.86
Year ended 7/31/2011	15.46	.70	1.53	2.23	(.74)	16.95	14.62	809	.66	4.17
Year ended 7/31/2010	14.03	.72	1.36	2.08	(.65)	15.46	14.95	740	.68	4.77
Class R-5:
Year ended 7/31/2014	19.64	.82	1.70	2.52	(.71)	21.45	13.03	567	.34	3.98
Year ended 7/31/2013	17.66	.71	1.99	2.70	(.72)	19.64	15.60	525	.34	3.83
Year ended 7/31/2012	16.97	.70	.73	1.43	(.74)	17.66	8.70	462	.35	4.17
Year ended 7/31/2011	15.48	.75	1.53	2.28	(.79)	16.97	14.94	478	.36	4.46
Year ended 7/31/2010	14.04	.77	1.37	2.14	(.70)	15.48	15.36	447	.38	5.07
Class R-6:
Year ended 7/31/2014	19.65	.83	1.70	2.53	(.72)	21.46	13.08	2,566	.29	4.03
Year ended 7/31/2013	17.66	.72	2.00	2.72	(.73)	19.65	15.72	1,631	.29	3.85
Year ended 7/31/2012	16.98	.71	.72	1.43	(.75)	17.66	8.69	1,025	.30	4.21
Year ended 7/31/2011	15.49	.76	1.52	2.28	(.79)	16.98	14.99	758	.31	4.51
Year ended 7/31/2010	14.05	.79	1.35	2.14	(.70)	15.49	15.40	480	.33	5.20

[1]	Based on average shares outstanding.
[2]	For the year ended July 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.11 and .51 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.

	Year ended July 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	39%	47%	41%	38%	35%

See Notes to Financial Statements

The Income Fund of America	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 10, 2014

32	The Income Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2014, through July 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Income Fund of America	33

	Beginning account value 2/1/2014	Ending account value 7/31/2014	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,075.35	$2.98	.58%
Class A – assumed 5% return	1,000.00	1,021.92	2.91	.58
Class B – actual return	1,000.00	1,071.18	6.83	1.33
Class B – assumed 5% return	1,000.00	1,018.20	6.66	1.33
Class C – actual return	1,000.00	1,070.91	7.09	1.38
Class C – assumed 5% return	1,000.00	1,017.95	6.90	1.38
Class F-1 – actual return	1,000.00	1,074.58	3.39	.66
Class F-1 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class F-2 – actual return	1,000.00	1,076.33	2.06	.40
Class F-2 – assumed 5% return	1,000.00	1,022.81	2.01	.40
Class 529-A – actual return	1,000.00	1,074.46	3.50	.68
Class 529-A – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class 529-B – actual return	1,000.00	1,070.26	7.49	1.46
Class 529-B – assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class 529-C – actual return	1,000.00	1,070.68	7.44	1.45
Class 529-C – assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class 529-E – actual return	1,000.00	1,073.37	4.73	.92
Class 529-E – assumed 5% return	1,000.00	1,020.23	4.61	.92
Class 529-F-1 – actual return	1,000.00	1,075.66	2.32	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.56	2.26	.45
Class R-1 – actual return	1,000.00	1,070.94	7.19	1.40
Class R-1 – assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class R-2 – actual return	1,000.00	1,070.80	7.19	1.40
Class R-2 – assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class R-3 – actual return	1,000.00	1,073.09	4.93	.96
Class R-3 – assumed 5% return	1,000.00	1,020.03	4.81	.96
Class R-4 – actual return	1,000.00	1,075.09	3.40	.66
Class R-4 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class R-5 – actual return	1,000.00	1,076.53	1.85	.36
Class R-5 – assumed 5% return	1,000.00	1,023.01	1.81	.36
Class R-6 – actual return	1,000.00	1,076.80	1.54	.30
Class R-6 – assumed 5% return	1,000.00	1,023.31	1.51	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2014:

Qualified dividend income	$2,611,350,000
Corporate dividends received deduction	$1,629,541,000
U.S. government income that may be exempt from state taxation	$43,139,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

34	The Income Fund of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 69	2012	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	70	None
Vanessa C. L. Chang, 62	2012	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Linda Griego, 66	2012	President and CEO, Griego Enterprises, Inc. (business management company)	4	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 66	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 59	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 68	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 56	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	70	None
Isaac Stein, 67 Chairman of the Board (Independent and Non-Executive)	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Hilda L. Applbaum, 53 Vice Chairman of the Board	1998	Senior Vice President – Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The Income Fund of America	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David C. Barclay, 57 President	1998	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Dina N. Perry, 68 Senior Vice President	1994	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Paul F. Roye, 60 Senior Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company[6]
Andrew B. Suzman, 47 Senior Vice President	2004	Senior Vice President — Capital World Investors, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Bank and Trust Company;[6] Director, American Funds Distributors, Inc.;[6] Director, Capital Strategy Research, Inc.;[6] Director, The Capital Group Companies, Inc.[6]
Joanna F. Jonsson, 51 Vice President	2006	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research Company;[6] Director, Capital International Limited[6]
Donald H. Rolfe, 42 Vice President	2012	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
John H. Smet, 58 Vice President	1994	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven T. Watson, 59 Vice President	2006	Director, Capital Research Company;[6] Senior Vice President — Capital World Investors, Capital International, Inc.;[6] Senior Vice President — Capital World Investors, Capital Bank and Trust Company[6]
Michael W. Stockton, 47 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 43 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 41 Assistant Secretary	2009	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 63 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Income Fund of America

Office of the fund
One Market
Steuart Tower, Suite 2000
San Francisco, CA 94105-1409

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2014, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$134,000
2014	$138,000

b) Audit-Related Fees:
2013	$25,000
2014	$28,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$7,000
2014	$1,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,280,000
2014	$730,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$28,000
2014	$41,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,718,000 for fiscal year 2013 and $1,181,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®
Investment portfolio
July 31, 2014
Common stocks 74.81% Health care 10.49%	Shares	Value (000)
Merck & Co., Inc.	49,692,840	$2,819,572
Bristol-Myers Squibb Co.	32,912,500	1,666,031
Pfizer Inc.	56,230,000	1,613,801
AstraZeneca PLC[1]	18,841,700	1,372,720
AbbVie Inc.	8,520,000	445,937
Johnson & Johnson	3,945,000	394,855
Novartis AG1	3,762,000	328,383
Novartis AG (ADR)	500,000	43,470
Eli Lilly and Co.	6,000,000	366,360
Roche Holding AG1	1,100,000	319,576
Healthscope Ltd.[1,2,3]	101,831,569	213,868
Baxter International Inc.	2,675,000	199,796
Sonic Healthcare Ltd.[1]	3,000,000	50,221
Rotech Healthcare Inc.[1,2,3]	543,172	7,333
		9,841,923
Industrials 9.66%
General Electric Co.	74,980,000	1,885,747
Lockheed Martin Corp.	7,567,400	1,263,529
Waste Management, Inc.[3]	27,982,868	1,256,151
BAE Systems PLC[1]	81,823,984	590,537
Iron Mountain Inc.[3]	12,457,211	417,441
Hubbell Inc., Class B	3,430,000	401,104
KONE Oyj, Class B1	9,136,000	383,994
Masco Corp.	15,796,751	328,572
Norfolk Southern Corp.	3,000,000	304,980
Siemens AG1	2,370,000	293,201
Ryanair Holdings PLC (ADR)[2]	4,615,000	244,549
R.R. Donnelley & Sons Co.[3]	13,345,400	231,676
PACCAR Inc	3,382,500	210,628
Delta Air Lines, Inc.	4,840,000	181,306
Boeing Co.	1,500,000	180,720
Abertis Infraestructuras, SA, Class A1	7,842,975	171,641
United Technologies Corp.	1,500,000	157,725
Honeywell International Inc.	1,575,000	144,632
Randstad Holding NV1	2,801,000	138,501
Schneider Electric SE1	1,407,606	118,415
Geberit AG1	158,758	53,172
CEVA Group PLC[1,2,4]	35,228	40,513
Atlas Copco AB, Class B1	1,195,000	32,219
Douglas Dynamics, Inc.[3]	1,444,000	24,115
Vallourec SA1	217,491	9,585
Atrium Corp.[1,2,4]	1,807	2
		9,064,655
The Income Fund of America — Page 1 of 32

Common stocks Financials 9.50%	Shares	Value (000)
Wells Fargo & Co.	21,692,000	$1,104,123
JPMorgan Chase & Co.	15,130,200	872,559
Banco Santander, SA1,2	76,499,601	768,815
Banco Santander, SA, interim shares, non-registered shares[1,2]	1,561,216	15,690
CME Group Inc., Class A	10,140,400	749,781
Suncorp Group Ltd.[1]	51,279,898	676,599
HSBC Holdings PLC (GBP denominated)[1]	30,420,722	325,664
HSBC Holdings PLC (HKD denominated)[1]	28,586,382	307,117
Digital Realty Trust, Inc.[3]	8,346,000	537,399
Weyerhaeuser Co.[2]	11,640,213	364,572
Public Storage	2,090,000	358,665
Equity Residential	4,225,000	273,146
Prudential PLC[1]	11,775,000	271,142
BlackRock, Inc.	650,000	198,075
McGraw Hill Financial, Inc.	2,219,400	178,040
Kimco Realty Corp.	7,835,000	175,347
AXA SA1	7,595,000	173,934
British Land Co. PLC[1]	14,530,431	171,950
Sun Hung Kai Properties Ltd.[1]	11,214,234	169,887
HCP, Inc.	4,014,800	166,735
Cullen/Frost Bankers, Inc.	1,700,000	132,549
Health Care REIT, Inc.	1,855,000	118,034
Link Real Estate Investment Trust[1]	20,401,812	115,595
Arthur J. Gallagher & Co.	2,500,000	112,500
Macerich Co.	1,620,000	105,316
Toronto-Dominion Bank	1,600,000	83,672
SEGRO PLC[1]	13,460,309	81,099
Bank of Nova Scotia	910,065	61,773
Northwest Bancshares, Inc.[3]	4,850,000	60,140
Allianz SE1	350,000	58,502
New York Community Bancorp, Inc.	3,065,000	48,672
Redwood Trust, Inc.	2,479,888	47,068
City Holding Co.	741,000	30,863
American Tower Corp.	42,271	3,990
Prime AET&D Holdings No 1 Pty Ltd.[1,2]	22,756,141	—
		8,919,013
Information technology 8.07%
Microsoft Corp.	60,846,100	2,626,118
Cisco Systems, Inc.	51,980,000	1,311,455
Texas Instruments Inc.	19,380,000	896,325
Analog Devices, Inc.	11,650,000	578,189
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	127,503,000	512,262
Intel Corp.	13,000,000	440,570
KLA-Tencor Corp.	3,250,730	232,395
Quanta Computer Inc.[1]	82,811,955	232,229
Maxim Integrated Products, Inc.	7,796,000	228,501
STMicroelectronics NV1	24,162,000	200,578
Diebold, Inc.[3]	3,925,000	147,894
Paychex, Inc.	2,884,700	118,302
Fidessa group PLC[1]	1,240,000	43,688
		7,568,506
The Income Fund of America — Page 2 of 32

Common stocks Consumer staples 7.74%	Shares	Value (000)
PepsiCo, Inc.	14,752,588	$1,299,703
Procter & Gamble Co.	15,173,700	1,173,230
Philip Morris International Inc.	12,168,200	997,914
Kimberly-Clark Corp.	6,183,110	642,240
Altria Group, Inc.	15,102,000	613,141
Nestlé SA1	6,440,000	478,080
Imperial Tobacco Group PLC[1]	10,583,991	458,401
Lorillard, Inc.	6,140,000	371,347
British American Tobacco PLC[1]	6,048,000	353,956
Coca-Cola Co.	8,995,000	353,414
Kellogg Co.	3,200,000	191,456
General Mills, Inc.	3,030,000	151,954
Hershey Co.	1,500,000	132,225
Kraft Foods Group, Inc.	816,667	43,761
		7,260,822
Energy 6.75%
ConocoPhillips	13,565,162	1,119,126
Royal Dutch Shell PLC, Class B (ADR)	10,431,000	898,526
Royal Dutch Shell PLC, Class B1	4,499,147	193,839
Spectra Energy Corp	25,390,500	1,038,979
Chevron Corp.	5,215,000	673,987
BP PLC[1]	64,900,000	530,145
Crescent Point Energy Corp.	10,905,000	444,961
Occidental Petroleum Corp.	3,675,000	359,084
Helmerich & Payne, Inc.	2,500,000	265,650
ONEOK, Inc.	3,575,000	230,337
Coal India Ltd.[1]	16,900,000	102,310
Diamond Offshore Drilling, Inc.	2,135,200	99,906
Keyera Corp.	1,332,700	99,762
Transocean Ltd.	2,200,000	88,748
Kinder Morgan, Inc.	2,013,395	72,442
TOTAL SA (ADR)	1,050,000	67,725
Husky Energy Inc.	1,750,000	53,238
General Maritime Corp.[1,2,4]	5,506	191
		6,338,956
Materials 5.27%
E.I. du Pont de Nemours and Co.	21,261,000	1,367,295
Dow Chemical Co.	18,772,234	958,698
Potash Corp. of Saskatchewan Inc.	18,250,000	647,693
Nucor Corp.	12,890,485	647,360
MeadWestvaco Corp.[3]	11,281,000	471,546
Air Products and Chemicals, Inc.	2,425,000	319,979
BASF SE1	2,000,000	207,861
Fletcher Building Ltd.[1]	17,974,000	138,428
Cliffs Natural Resources Inc.[3]	7,354,581	128,337
Israel Chemicals Ltd.[1]	5,943,040	48,487
NewPage Holdings Inc.[1,5]	73,460	7,191
		4,942,875
The Income Fund of America — Page 3 of 32

Common stocks Telecommunication services 5.24%	Shares	Value (000)
Verizon Communications Inc.	35,581,336	$1,794,011
Telstra Corp. Ltd.[1]	141,451,533	717,109
Deutsche Telekom AG1	38,600,000	625,675
Orange[1]	36,435,000	570,406
HKT Trust and HKT Ltd., units[1]	345,019,135	407,462
TalkTalk Telecom Group PLC[1,3]	57,242,000	302,965
BT Group PLC[1]	26,030,000	169,745
CenturyLink, Inc.	4,290,000	168,340
MegaFon OJSC (GDR)[1,4]	3,194,200	88,957
MegaFon OJSC (GDR)[1]	266,800	7,431
AT&T Inc.	1,910,000	67,977
		4,920,078
Utilities 4.64%
National Grid PLC[1]	63,482,420	914,344
Duke Energy Corp.	8,912,057	642,827
EDP - Energias de Portugal, SA1	113,440,000	530,617
PG&E Corp.	11,300,000	504,771
DTE Energy Co.	5,500,000	406,010
Power Assets Holdings Ltd.[1]	44,716,000	399,547
FirstEnergy Corp.	8,867,983	276,770
Dominion Resources, Inc.	3,570,000	241,475
Snam SPA[1]	30,547,000	180,007
Exelon Corp.	5,000,000	155,400
NTPC Ltd.[1]	27,000,000	64,209
Ratchaburi Electricity Generating Holding PCL[1]	24,568,000	41,409
		4,357,386
Consumer discretionary 4.14%
Home Depot, Inc.	10,430,000	843,266
Carnival Corp., units	13,368,500	484,207
Time Warner Cable Inc.	2,442,690	354,434
Time Warner Inc.	3,780,000	313,816
SJM Holdings Ltd.[1]	114,800,000	307,657
SES SA, Class A (FDR)[1]	7,800,000	286,057
CBS Outdoor Americas, Inc.[3]	7,800,000	259,662
Marks and Spencer Group PLC[1]	30,000,000	216,827
Genuine Parts Co.	2,350,000	194,627
VF Corp.	2,840,000	174,007
McDonald’s Corp.	1,250,000	118,200
ProSiebenSat.1 Media AG1	2,745,000	115,389
Daimler AG1	880,000	72,906
Wynn Resorts, Ltd.	286,144	61,006
Cooper-Standard Holdings Inc.[2]	586,012	36,333
Nokian Renkaat Oyj[1]	674,000	23,306
Wynn Macau, Ltd.[1]	4,747,600	20,171
Adelphia Recovery Trust, Series ACC-1[2]	19,531,478	39
Revel AC, Inc.[1,2,5]	529,539	—
		3,881,910
Miscellaneous 3.31%
Other common stocks in initial period of acquisition		3,102,166
Total common stocks (cost: $52,802,769,000)		70,198,290
The Income Fund of America — Page 4 of 32

Preferred securities 0.52% Financials 0.52%	Shares	Value (000)
Citigroup Inc., Series K, depositary shares	3,458,483	$93,180
Citigroup Inc. 7.875% preferred	2,637,610	71,512
Vornado Realty Trust, Series I, 6.625%	3,380,000	85,210
U.S. Bancorp, Series G, noncumulative convertible preferred	2,270,400	62,124
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	2,000,000	54,685
HSBC Holdings PLC, Series 2, 8.00%	1,825,000	49,535
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,600,000	40,960
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	1,200,000	28,815
Total preferred securities (cost: $463,126,000)		486,021
Rights & warrants 0.00% Energy 0.00%
General Maritime Corp., warrants, expire 2017[1,2,4]	8,514	40
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		2,325
Total rights & warrants (cost: $2,171,000)		2,365
Convertible stocks 0.33% Energy 0.16%
Chesapeake Energy Corporation 5.75% convertible preferred[4]	125,700	150,054
Industrials 0.07%
CEVA Group PLC, Series A-1, 3.234% convertible preferred[1]	29,937	45,654
CEVA Group PLC, Series A-2, 2.234% convertible preferred[1,5]	13,633	15,678
Materials 0.05%
Cliffs Natural Resources Inc., Series A, 7.00% convertible preferred 2016[3]	2,925,000	47,151
Consumer staples 0.03%
Bunge Ltd. 4.875% convertible preferred	272,700	29,097
Miscellaneous 0.02%
Other convertible stocks in initial period of acquisition		22,070
Total convertible stocks (cost: $305,530,000)		309,704
Convertible bonds 0.12% Energy 0.07%	Principal amount (000)
American Energy Utica, LLC 3.50% convertible notes 2021[4,6,7]	$53,232	64,145
Consumer discretionary 0.03%
MGM Resorts International 4.25% convertible notes 2015	19,845	29,507
The Income Fund of America — Page 5 of 32

Convertible bonds Miscellaneous 0.02%	Principal amount (000)	Value (000)
Other convertible bonds in initial period of acquisition		$22,313
Total convertible bonds (cost: $90,268,000)		115,965
Bonds, notes & other debt instruments 19.37% Corporate bonds & notes 14.26% Financials 2.69%
ACE INA Holdings Inc. 2.60% 2015	$7,445	7,631
ACE INA Holdings Inc. 3.35% 2024	2,500	2,504
Alexandria Real Estate Equities, Inc. 2.75% 2020	795	795
Alexandria Real Estate Equities, Inc. 3.90% 2023	2,750	2,732
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,355	1,365
American Campus Communities, Inc. 3.75% 2023	3,985	3,933
American Campus Communities, Inc. 4.125% 2024	10,695	10,751
American Express Co. 6.15% 2017	12,610	14,370
American International Group, Inc. 2.30% 2019	9,785	9,741
American International Group, Inc. 3.375% 2020	13,000	13,499
American International Group, Inc. 4.50% 2044	3,000	2,972
American Tower Corp. 7.00% 2017	6,200	7,176
American Tower Corp. 3.40% 2019	6,400	6,642
American Tower Corp. 7.25% 2019	15,025	18,057
ANZ National (International) Ltd. 3.125% 2015[4]	10,000	10,263
AvalonBay Communities, Inc. 3.625% 2020	1,790	1,878
AXA SA, Series B, junior subordinated 6.379% (undated)[4,7]	4,155	4,519
Bank of America Corp., Series L, 3.625% 2016	7,060	7,362
Bank of America Corp. 3.75% 2016	9,975	10,470
Bank of America Corp. 1.25% 2017	8,500	8,506
Bank of America Corp. 5.75% 2017	8,100	9,095
Bank of America Corp., Series L, 2.65% 2019	8,500	8,555
Bank of America Corp. 5.625% 2020	9,000	10,303
Bank of America Corp. 5.00% 2021	3,500	3,873
Bank of America Corp. 4.00% 2024	12,925	13,113
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)[7]	30,924	34,394
Bank of New York Mellon Corp., Series G, 2.50% 2016	10,000	10,283
Bank of Nova Scotia 2.55% 2017	9,000	9,308
Barclays Bank PLC 2.50% 2019	10,910	11,024
BB&T Corp. 1.00% 2017	8,500	8,437
BBVA Bancomer SA 6.50% 2021[4]	7,200	8,136
Berkshire Hathaway Finance Corp. 4.30% 2043	3,600	3,554
Berkshire Hathaway Inc. 2.20% 2016	11,500	11,843
Berkshire Hathaway Inc. 2.90% 2020	6,000	6,135
Berkshire Hathaway Inc. 4.40% 2042	2,000	2,020
BNP Paribas 3.60% 2016	10,000	10,416
BPCE SA group 4.00% 2024	6,000	6,091
BPCE SA group 5.15% 2024[4]	11,725	12,304
Brandywine Operating Partnership, LP 5.40% 2014	6,000	6,067
Brandywine Operating Partnership, LP 5.70% 2017	20	22
Brandywine Operating Partnership, LP 3.95% 2023	1,729	1,730
CIT Group Inc., Series C, 4.75% 2015[4]	56,200	57,008
CIT Group Inc. 5.00% 2017	43,300	45,627
CIT Group Inc. 4.25% 2017	14,000	14,455
CIT Group Inc. 5.25% 2018	2,500	2,644
CIT Group Inc., Series C, 5.50% 2019[4]	16,150	17,291
CIT Group Inc. 3.875% 2019	39,200	39,102
The Income Fund of America — Page 6 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Citigroup Inc. 4.587% 2015	$10,885	$11,445
Citigroup Inc. 3.953% 2016	7,115	7,494
Citigroup Inc. 2.50% 2018	6,000	6,074
Citigroup Inc. 8.50% 2019	4,894	6,199
Citigroup Inc. 2.50% 2019	8,400	8,380
Citigroup Inc. 3.75% 2024	11,000	10,965
Citigroup Inc., Series A, junior subordinated 5.95% (undated)[7]	13,295	13,231
CNA Financial Corp. 3.95% 2024	6,705	6,872
Corporate Office Properties LP 5.25% 2024	9,150	9,782
Corporate Office Properties Trust 3.60% 2023	320	307
Crescent Resources 10.25% 2017[4]	30,160	33,553
DCT Industrial Trust Inc. 4.50% 2023	15,550	15,867
Developers Diversified Realty Corp. 5.50% 2015	15,776	16,310
Developers Diversified Realty Corp. 9.625% 2016	8,395	9,537
Developers Diversified Realty Corp. 7.50% 2017	38,892	44,612
Developers Diversified Realty Corp. 4.75% 2018	5,000	5,413
Developers Diversified Realty Corp. 7.875% 2020	7,795	9,803
Discover Financial Services 4.20% 2023	5,460	5,689
ERP Operating LP 6.584% 2015	2,705	2,816
ERP Operating LP 7.125% 2017	10,000	11,671
Essex Portfolio L.P. 3.25% 2023	4,400	4,295
Essex Portfolio L.P. 3.875% 2024[4]	10,950	11,095
Genworth Holdings, Inc. 4.90% 2023	1,565	1,660
Goldman Sachs Group, Inc. 3.625% 2016	22,600	23,508
Goldman Sachs Group, Inc. 2.625% 2019	27,331	27,479
Goldman Sachs Group, Inc. 5.25% 2021	23,000	25,686
Goldman Sachs Group, Inc. 5.75% 2022	20,000	22,980
Goldman Sachs Group, Inc. 3.625% 2023	8,500	8,455
Goldman Sachs Group, Inc. 3.85% 2024	17,910	17,868
Goldman Sachs Group, Inc., Series L, 5.70% 2049[7]	16,820	17,214
HBOS PLC 6.75% 2018[4]	17,300	19,809
Hospitality Properties Trust 5.125% 2015	2,160	2,163
Hospitality Properties Trust 6.30% 2016	19,827	21,143
Hospitality Properties Trust 5.625% 2017	10,169	11,079
Hospitality Properties Trust 6.70% 2018	12,625	14,168
Hospitality Properties Trust 5.00% 2022	6,500	6,868
Hospitality Properties Trust 4.50% 2023	11,060	11,246
Host Hotels & Resorts LP 6.00% 2021	6,400	7,375
HSBC Holdings PLC 4.25% 2024	17,070	17,416
HSBK (Europe) BV 7.25% 2017[4]	30,570	33,245
Icahn Enterprises Finance Corp. 3.50% 2017	26,550	26,484
Intercontinentalexchange, Inc. 2.50% 2018	12,000	12,227
International Lease Finance Corp. 4.875% 2015	51,400	52,396
International Lease Finance Corp. 8.625% 2015	3,000	3,199
Intesa Sanpaolo SpA 5.017% 2024[4]	28,110	27,847
iStar Financial Inc., Series B, 9.00% 2017	37,360	42,497
iStar Financial Inc. 4.00% 2017	25,500	25,245
iStar Financial Inc. 4.875% 2018	11,575	11,517
iStar Financial Inc. 5.00% 2019	14,275	14,132
JPMorgan Chase & Co. 1.35% 2017	12,240	12,263
JPMorgan Chase & Co. 3.25% 2022	5,000	4,979
JPMorgan Chase & Co. 3.20% 2023	8,000	7,875
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[7]	74,825	82,775
JPMorgan Chase & Co., Series-S, junior subordinated, perpetual, 6.75% (undated)[7]	36,535	39,184
The Income Fund of America — Page 7 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
JPMorgan Chase & Co., Series-V, junior subordinated, perpetual, 5.00% (undated)[7]	$24,000	$23,779
Kimco Realty Corp., Series C, 5.783% 2016	15,000	16,158
Kimco Realty Corp. 5.70% 2017	17,250	19,126
Kimco Realty Corp. 4.30% 2018	1,000	1,080
Kimco Realty Corp. 6.875% 2019	10,844	12,999
Leucadia National Corp. 5.50% 2023	13,255	13,985
Liberty Mutual Group Inc. 4.25% 2023[4]	4,400	4,530
Liberty Mutual Group Inc., Series A, 7.80% 2087[4,7]	19,415	23,104
Lloyds Banking Group PLC 2.30% 2018	3,625	3,658
MetLife Capital Trust IV, junior subordinated 7.875% 2067[4,7]	14,430	18,326
MetLife Capital Trust X, junior subordinated 9.25% 2068[4,7]	500	720
MetLife Global Funding I 2.50% 2015[4]	10,000	10,220
MetLife Global Funding I 2.30% 2019[4]	17,880	17,970
Metlife, Inc. 3.60% 2024	3,775	3,833
Morgan Stanley 3.80% 2016	5,125	5,371
Morgan Stanley 2.375% 2019	28,200	28,002
Morgan Stanley, Series F, 3.875% 2024	7,500	7,570
Morgan Stanley, Series H, 5.45% (undated)[7]	10,875	10,861
Nationwide Mutual Insurance Co. 5.81% 2024[4,7]	8,150	8,252
New York Life Global Funding 2.10% 2019[4]	11,000	11,034
Nordea Bank AB 2.375% 2019[4]	15,000	15,085
Ocwen Financial Corp. 6.625% 2019[4]	10,200	10,455
Piedmont Operating Partnership LP 3.40% 2023	1,750	1,655
PNC Financial Services Group, Inc. 2.854% 2022	8,710	8,469
PNC Financial Services Group, Inc. 3.90% 2024	14,000	14,170
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)[7]	10,250	11,482
PNC Preferred Funding Trust I, junior subordinated 1.881% (undated)[4,7]	23,800	23,383
Prologis, Inc. 3.35% 2021	2,750	2,774
Prologis, Inc. 4.25% 2023	30,260	31,525
Prudential Financial, Inc. 4.50% 2021	2,400	2,627
Prudential Financial, Inc. 3.50% 2024	15,000	14,867
Prudential Financial, Inc. 4.60% 2044	1,200	1,206
Prudential Holdings, LLC, Series C, 8.695% 2023[4,8]	9,811	12,406
QBE Insurance Group Ltd. 2.40% 2018[4]	16,910	16,846
Rabobank Nederland 2.25% 2019	8,000	8,076
Rabobank Nederland 4.625% 2023	17,280	18,101
RBS Capital Trust II 6.425% noncumulative trust (undated)[7]	6,005	6,422
Realogy Corp. 3.375% 2016[4]	3,000	3,022
Realogy Corp. 4.50% 2019[4]	42,575	41,511
Realogy Corp., LOC, 4.50% 2016[7,8,9]	5,219	5,216
Regions Financial Corp. 7.75% 2014	4,791	4,882
Regions Financial Corp. 5.75% 2015	14,761	15,375
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[4,7]	12,735	14,677
Ryman Hospitality Properties, Inc. 5.00% 2021	10,375	10,349
Ryman Hospitality Properties, Inc., Term Loan B, 3.75% 2021[7,8,9]	4,800	4,822
Santander Issuances, SA Unipersonal 6.50% 2019[4,7]	7,500	7,506
Simon Property Group, LP 6.10% 2016	4,250	4,590
Simon Property Group, LP 5.25% 2016	30,040	32,700
Simon Property Group, LP 5.875% 2017	15,000	16,657
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[4,7]	116,330	145,994
Société Générale, junior subordinated 5.922% (undated)[4,7]	45,073	48,284
Standard Chartered Bank 6.40% 2017[4]	25,000	28,223
Synovus Financial Corp. 7.875% 2019	23,506	26,738
Toronto-Dominion Bank 2.375% 2016	9,000	9,295
The Income Fund of America — Page 8 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
UDR, Inc., Series A, 5.25% 2015	$3,000	$3,062
UDR, Inc. 3.70% 2020	2,320	2,410
Unum Group 7.125% 2016	6,740	7,601
UnumProvident Finance Co. PLC 6.85% 2015[4]	14,529	15,560
US Bancorp., Series T, 1.65% 2017	10,000	10,118
US Bancorp. 3.70% 2024	10,000	10,331
Wells Fargo & Co. 3.676% 2016	10,000	10,524
Wells Fargo & Co. 2.125% 2019	16,000	15,927
Wells Fargo & Co. 4.60% 2021	45,000	49,804
Wells Fargo & Co. 4.10% 2026	14,450	14,587
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[7]	86,566	98,599
Westpac Banking Corp. 3.00% 2015	9,000	9,297
Zions Bancorporation 6.00% 2015	1,357	1,428
Zions Bancorporation 5.50% 2015	3,386	3,516
		2,524,120
Consumer discretionary 1.92%
Boyd Gaming Corp. 9.125% 2018	88,575	92,782
Boyd Gaming Corp. 9.00% 2020	5,000	5,369
Burger King Corp 0%/11.00% 2019[4,10]	23,475	21,750
Burlington Coat Factory Warehouse Corp. 10.00% 2019	6,700	7,366
Cablevision Systems Corp. 8.00% 2020	20,000	22,625
Caesars Entertainment Operating Co. 11.25% 2017	20,000	17,700
Caesars Entertainment,Term Loan B, 7.00% 2020[7,8,9]	4,975	4,994
Carnival Corp. 3.95% 2020	16,715	17,513
CBS Corp. 1.95% 2017	5,000	5,075
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	8,000	8,360
Cedar Fair, LP 5.375% 2024[4]	11,950	11,965
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	35,425	36,665
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	19,600	20,482
Cinemark USA, Inc. 5.125% 2022	9,500	9,619
CityCenter Holdings, Term Loan B, 4.25% 2020[7,8,9]	2,841	2,852
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	10,010	10,561
Comcast Corp. 5.90% 2016	10,000	10,835
Comcast Corp. 5.65% 2035	7,000	8,273
Comcast Corp. 6.45% 2037	25,000	32,046
Comcast Corp. 4.75% 2044	15,000	15,715
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 2021[7,8,9]	8,250	8,240
Cox Communications, Inc. 5.45% 2014	1,599	1,627
Cox Communications, Inc. 5.875% 2016[4]	25,000	27,514
Cox Communications, Inc. 2.95% 2023[4]	23,875	22,634
Cumulus Media Inc., Term Loan B, 4.25% 2020[7,8,9]	11,126	11,163
DaimlerChrysler North America Holding Corp. 1.30% 2015[4]	8,500	8,561
DaimlerChrysler North America Holding Corp. 2.625% 2016[4]	2,000	2,063
DaimlerChrysler North America Holding Corp. 1.375% 2017[4]	8,585	8,570
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	2,000	2,034
DaimlerChrysler North America Holding Corp. 2.25% 2019[4]	14,000	13,955
DaimlerChrysler North America Holding Corp. 3.25% 2024[4]	2,270	2,252
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	3,021
Delta 2 (Formula One), Term Loan B, 4.75% 2021[7,8,9]	5,675	5,634
Delta 2 (Formula One), Term Loan B, 7.75% 2022[7,8,9]	3,125	3,133
DISH DBS Corp. 4.625% 2017	45,105	47,022
DISH DBS Corp. 4.25% 2018	36,075	36,706
DISH DBS Corp. 7.875% 2019	1,425	1,642
The Income Fund of America — Page 9 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
DISH DBS Corp. 5.125% 2020	$10,900	$11,145
Dollar General Corp. 3.25% 2023	40,038	38,166
Dynacast International LLC 9.25% 2019	5,575	6,133
EchoStar DBS Corp. 7.75% 2015	7,350	7,718
Federated Department Stores, Inc. 6.90% 2029	7,925	9,995
Ford Motor Co. 4.75% 2043	2,650	2,669
Ford Motor Credit Co. 2.50% 2016	7,000	7,156
Ford Motor Credit Co. 1.70% 2016	8,500	8,595
Ford Motor Credit Co. 8.00% 2016	1,500	1,732
Ford Motor Credit Co. 2.375% 2018	10,905	11,082
Ford Motor Credit Co. 4.375% 2023	12,850	13,632
Gannett Co., Inc. 5.125% 2019[4]	7,925	8,123
Gannett Co., Inc. 6.375% 2023[4]	4,065	4,299
General Motors Financial Co. 3.25% 2018	24,375	24,405
General Motors Financial Co. 6.75% 2018	1,720	1,948
General Motors Financial Co. 3.50% 2019	6,320	6,304
Group 1 Automotive, Inc. 5.00% 2022[4]	2,940	2,911
Hilton Hotels Corp. 5.625% 2021[4]	9,400	9,864
Hilton Worldwide, Term Loan B, 3.50% 2020[7,8,9]	18,634	18,570
Home Depot, Inc. 2.00% 2019	29,000	28,898
Home Depot, Inc. 5.95% 2041	25,000	31,144
Home Depot, Inc. 4.40% 2045	7,475	7,578
J.C. Penney Co., Inc. 5.75% 2018	9,300	8,556
La Quinta Properties, Inc., First Lien Term Loan B, 4.00% 2021[7,8,9]	21,931	21,979
Limited Brands, Inc. 5.25% 2014	1,585	1,601
Limited Brands, Inc. 8.50% 2019	16,105	19,487
Limited Brands, Inc. 7.00% 2020	21,271	24,143
Limited Brands, Inc. 6.625% 2021	23,754	26,604
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021[4]	7,000	7,096
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	13,750	14,426
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	7,775	8,397
MGM Resorts International 6.625% 2015	20,725	21,647
MGM Resorts International 7.50% 2016	8,425	9,183
MGM Resorts International 8.625% 2019	5,425	6,334
MGM Resorts International 6.75% 2020	7,350	7,975
MGM Resorts International 7.75% 2022	17,000	19,550
Michaels Stores, Inc. 7.50% 2018[4,6,7]	5,000	5,075
Michaels Stores, Inc. 7.75% 2018	13,000	13,561
Michaels Stores, Inc. 5.875% 2020[4]	12,925	12,738
Mohegan Tribal Gaming Authority 11.00% 2018[4,6,7]	13,725	13,751
Myriad International Holdings 6.00% 2020[4]	40,000	44,300
NBC Universal Enterprise, Inc. 0.919% 2018[4,7]	8,625	8,726
NBC Universal Enterprise, Inc. 5.25% (undated)[4]	37,105	38,821
NBCUniversal Media, LLC 2.875% 2016	10,000	10,355
NCL Corp. Ltd. 5.00% 2018	575	589
Needle Merger Sub Corp. 8.125% 2019[4]	16,220	16,220
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	48,050	50,933
Neiman Marcus Group LTD Inc. 8.75% 2021[4,6,7]	16,760	17,975
Neiman Marcus, Term Loan B, 4.25% 2020[7,8,9]	37,362	37,239
News America Inc. 5.30% 2014	20,000	20,359
PETCO Animal Supplies, Inc. 9.25% 2018[4]	21,600	22,950
Pinnacle Entertainment, Inc. 6.375% 2021	7,475	7,737
Playa Resorts Holding BV 8.00% 2020[4]	15,795	16,743
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[7,8,9]	5,456	5,461
The Income Fund of America — Page 10 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
President & Fellows of Harvard College 3.619% 2037	$10,000	$9,487
RCI Banque 3.50% 2018[4]	12,500	12,998
Royal Caribbean Cruises Ltd. 11.875% 2015	21,425	23,621
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	11,950	12,787
Schaeffler Holding Finance BV 6.875% 2018[4,6,7]	5,450	5,750
Seminole Tribe of Florida 6.535% 2020[4,8]	10,000	11,150
Seneca Gaming Corp. 8.25% 2018[4]	7,925	8,381
Six Flags Entertainment Corp. 5.25% 2021[4]	6,400	6,384
Stackpole Intl. 7.75% 2021[4]	28,265	28,406
Thomson Reuters Corp. 1.30% 2017	1,510	1,507
Thomson Reuters Corp. 4.30% 2023	1,285	1,343
Thomson Reuters Corp. 5.65% 2043	1,425	1,581
Time Inc. 5.75% 2022[4]	7,000	6,948
Time Inc., Term Loan B, 4.25% 2021[7,8,9]	41,325	41,273
Time Warner Cable Inc. 6.75% 2018	18,630	21,841
Time Warner Cable Inc. 5.00% 2020	35,000	39,012
Time Warner Cable Inc. 4.00% 2021	3,885	4,124
Time Warner Inc. 5.875% 2016	8,000	8,854
Time Warner Inc. 2.10% 2019	1,240	1,227
Time Warner Inc. 4.75% 2021	15,000	16,582
Time Warner Inc. 4.05% 2023	2,735	2,806
Time Warner Inc. 3.55% 2024	3,000	2,954
Time Warner Inc. 4.65% 2044	8,500	8,301
Toyota Motor Credit Corp. 0.875% 2015	8,500	8,546
Toyota Motor Credit Corp. 2.125% 2019	1,500	1,496
Toys "R" Us Property Co. II, LLC 8.50% 2017	12,400	12,571
Toys "R" Us-Delaware, Inc. 7.375% 2016[4]	9,925	9,330
Toys "R" Us-Delaware, Inc., Term Loan B2, 5.25% 2018[7,8,9]	15,565	12,893
Univision Communications Inc. 6.875% 2019[4]	3,200	3,368
Univision Communications Inc., Term Loan C3, 4.00% 2020[7,8,9]	17,232	17,146
Univision Communications Inc., Term Loan D, 4.00% 2020[7,8,9]	3,980	3,960
Viacom Inc. 5.85% 2043	1,750	1,975
Videotron Ltd. 6.375% 2015	4,905	4,923
Virgin Media Finance PLC 8.375% 2019[4]	14,150	14,875
Virgin Media Secured Finance PLC 5.375% 2021[4]	17,600	17,864
Volkswagen International Finance NV 2.875% 2016[4]	4,000	4,141
Volkswagen International Finance NV 2.375% 2017[4]	14,500	14,920
Walt Disney Co. 1.10% 2017	7,575	7,513
Walt Disney Co. 1.85% 2019	1,800	1,781
Warner Music Group 6.00% 2021[4]	9,720	9,987
Weather Company, Term Loan, 7.00% 2020[7,8,9]	2,500	2,464
		1,797,966
Telecommunication services 1.86%
Altice Finco SA 6.50% 2022[4]	12,000	12,360
Altice Finco SA, First Lien, 7.75% 2022[4]	21,775	22,319
AT&T Inc. 2.40% 2016	9,000	9,278
AT&T Inc. 4.80% 2044	1,500	1,527
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[4]	6,125	7,871
Deutsche Telekom International Finance BV 9.25% 2032	8,420	13,345
Deutsche Telekom International Finance BV 4.875% 2042[4]	350	367
France Télécom 2.75% 2016	9,000	9,310
France Télécom 4.125% 2021	15,000	15,956
Frontier Communications Corp. 8.125% 2018	26,547	30,529
The Income Fund of America — Page 11 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Frontier Communications Corp. 9.25% 2021	$20,625	$24,105
Frontier Communications Corp. 8.75% 2022	6,425	7,357
Frontier Communications Corp. 7.125% 2023	20,825	21,658
Frontier Communications Corp. 7.625% 2024	28,125	29,461
Intelsat Jackson Holding Co. 7.25% 2020	7,750	8,196
Intelsat Jackson Holding Co. 6.625% 2022	46,700	47,167
Level 3 Communications, Inc. 11.875% 2019	3,000	3,307
LightSquared, Term Loan B, 12.00% 2014[6,8,9,11]	96,867	126,895
MetroPCS Wireless, Inc. 6.25% 2021	52,075	54,614
MetroPCS Wireless, Inc. 6.625% 2023	64,150	67,518
NII Capital Corp. 10.00% 2016	52,550	14,451
NII Capital Corp. 7.875% 2019[4]	52,025	43,311
NII Capital Corp. 11.375% 2019[4]	61,175	51,846
NII Capital Corp. 8.875% 2019	45,100	16,349
NII Capital Corp. 7.625% 2021	202,660	54,718
Numerical Group SA, First Lien, 4.875% 2019[4]	43,100	43,369
Numerical Group SA, First Lien, 6.00% 2022[4]	44,100	44,155
Numerical Group SA, First Lien, 6.25% 2024[4]	4,700	4,729
Orange SA 5.50% 2044	3,000	3,295
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,344
SBC Communications Inc. 5.10% 2014	19,886	19,992
SoftBank Corp. 4.50% 2020[4]	16,125	16,226
Sprint Corp. 7.25% 2021[4]	32,350	34,574
Sprint Corp. 7.875% 2023[4]	97,075	104,356
Sprint Corp. 7.125% 2024[4]	14,000	14,332
Sprint Nextel Corp. 9.125% 2017	39,446	45,462
Sprint Nextel Corp. 8.375% 2017	29,525	33,769
Sprint Nextel Corp. 9.00% 2018[4]	5,000	5,875
Sprint Nextel Corp. 7.00% 2020	66,570	70,731
Sprint Nextel Corp. 11.50% 2021	20,975	27,844
Telecom Italia Capital SA 6.999% 2018	26,440	30,009
Telecom Italia Capital SA 7.175% 2019	9,000	10,204
Telecom Italia Capital SA 7.721% 2038	1,750	1,969
Telefónica Emisiones, SAU 3.992% 2016	10,000	10,439
Telefónica Emisiones, SAU 3.192% 2018	8,500	8,851
Telefónica Emisiones, SAU 5.134% 2020	7,950	8,825
T-Mobile US, Inc. 6.542% 2020	54,450	57,104
Trilogy International Partners, LLC 10.25% 2016[4]	47,050	48,226
Verizon Communications Inc. 3.00% 2016	17,000	17,609
Verizon Communications Inc. 0.63% 2017[7]	13,000	13,031
Verizon Communications Inc. 1.35% 2017	7,225	7,220
Verizon Communications Inc. 3.45% 2021	5,025	5,135
Verizon Communications Inc. 5.15% 2023	74,285	82,256
Verizon Communications Inc. 5.05% 2034	4,975	5,290
Verizon Communications Inc. 6.00% 2041	28,000	32,982
Verizon Communications Inc. 6.55% 2043	109,071	137,253
Wind Acquisition SA 4.75% 2020[4]	45,000	44,100
Wind Acquisition SA 7.375% 2021[4]	60,825	63,562
		1,750,933
The Income Fund of America — Page 12 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy 1.73%	Principal amount (000)	Value (000)
Access Midstream Partners, L.P. 5.875% 2021	$650	$687
Alpha Natural Resources, Inc. 9.75% 2018	27,790	24,386
Alpha Natural Resources, Inc. 6.00% 2019	12,785	8,694
Alpha Natural Resources, Inc. 7.50% 2020[4]	29,500	27,287
Alpha Natural Resources, Inc. 6.25% 2021	20,885	13,680
American Energy (Marcellus), Term Loan B, 5.25% 2020[7,8,9]	10,175	10,188
American Energy (Marcellus), Term Loan A, 8.50% 2021[7,8,9]	9,050	9,159
American Energy (Permian Basin), 6.741% 2019[4,7]	10,000	9,663
American Energy (Permian Basin) 7.125% 2020[4]	22,550	21,789
American Energy (Permian Basin) 7.375% 2021[4]	13,175	12,730
Anadarko Petroleum Corp. 5.95% 2016	10,500	11,564
Anadarko Petroleum Corp. 6.375% 2017	13,500	15,425
Anadarko Petroleum Corp. 8.70% 2019	32,880	41,942
Anadarko Petroleum Corp. 3.45% 2024	2,235	2,219
Anadarko Petroleum Corp. 6.45% 2036	1,095	1,376
Anadarko Petroleum Corp. 6.20% 2040	500	617
Arch Coal, Inc. 8.00% 2019[4]	2,550	2,467
Arch Coal, Inc. 7.00% 2019	33,525	23,132
Arch Coal, Inc. 9.875% 2019	3,500	2,695
Arch Coal, Inc. 7.25% 2021	18,675	12,232
BG Energy Capital PLC 2.50% 2015[4]	7,000	7,148
BG Energy Capital PLC 2.875% 2016[4]	7,395	7,674
Boardwalk Pipeline Partners 3.375% 2023	3,000	2,794
Bonanza Creek Energy, Inc. 6.75% 2021	6,200	6,479
Canadian Natural Resources Ltd. 5.70% 2017	7,350	8,192
Canadian Natural Resources Ltd. 3.80% 2024	1,440	1,473
Canadian Natural Resources Ltd. 6.50% 2037	1,000	1,258
Cenovus Energy Inc. 3.00% 2022	5,970	5,841
Cenovus Energy Inc. 3.80% 2023	17,050	17,569
Cenovus Energy Inc. 6.75% 2039	2,500	3,214
CNOOC Finance (2013) Ltd. 3.00% 2023	5,150	4,806
CONSOL Energy Inc. 8.25% 2020	46,251	49,489
CONSOL Energy Inc. 5.875% 2022[4]	19,650	19,957
Denbury Resources Inc. 4.625% 2023	22,250	20,915
Devon Energy Corp. 2.25% 2018	5,850	5,884
Devon Energy Corp. 4.75% 2042	7,625	7,839
Diamond Offshore Drilling, Inc. 4.875% 2043	19,030	19,034
Ecopetrol SA 5.875% 2045	5,035	5,287
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	5,000	5,449
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	41,015	38,180
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	6,033
Enbridge Energy Partners, LP 9.875% 2019	10,500	13,737
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	8,132
Enbridge Energy Partners, LP 5.50% 2040	16,200	17,652
Enbridge Inc. 5.60% 2017	20,067	22,237
Enbridge Inc. 4.00% 2023	27,650	28,706
EnLink Midstream Partners, LP 2.70% 2019	1,660	1,674
EnLink Midstream Partners, LP 4.40% 2024	1,290	1,350
Enterprise Products Operating LLC 5.20% 2020	5,500	6,248
Enterprise Products Operating LLC 3.35% 2023	5,000	4,975
Enterprise Products Operating LLC 3.90% 2024	20,600	21,128
Enterprise Products Operating LLC 4.85% 2044	2,200	2,277
Exxon Mobil Corp. 0.921% 2017	8,500	8,494
Exxon Mobil Corp. 1.819% 2019	11,950	11,977
The Income Fund of America — Page 13 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Exxon Mobil Corp. 3.176% 2024	$6,300	$6,427
Halliburton Co. 2.00% 2018	14,000	14,160
Kinder Morgan Energy Partners, LP 3.50% 2016	9,750	10,121
Kinder Morgan Energy Partners, LP 2.65% 2019	1,890	1,903
Kinder Morgan Energy Partners, LP 9.00% 2019	1,660	2,110
Kinder Morgan Energy Partners, LP 5.00% 2021[4]	11,150	11,359
Kinder Morgan Energy Partners, LP 3.50% 2021	2,230	2,240
Kinder Morgan Energy Partners, LP 4.15% 2022	12,145	12,484
Kinder Morgan Energy Partners, LP 3.45% 2023	7,500	7,210
Kinder Morgan Energy Partners, LP 3.50% 2023	4,850	4,634
Kinder Morgan Energy Partners, LP 4.15% 2024	1,950	1,952
Kinder Morgan Energy Partners, LP 6.95% 2038	750	911
Kinder Morgan Energy Partners, LP 5.00% 2043	20,000	19,297
Kinder Morgan Energy Partners, LP 5.50% 2044	7,206	7,458
Laredo Petroleum, Inc. 9.50% 2019	34,200	36,679
NGL Energy Partners LP 5.125% 2019[4]	7,975	7,965
NGPL PipeCo LLC 7.119% 2017[4]	40,800	41,310
NGPL PipeCo LLC 9.625% 2019[4]	47,630	51,798
Oasis Petroleum Inc. 6.875% 2022[4]	8,000	8,700
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[4,8]	1,628	1,729
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[4,8]	4,691	4,937
PDC Energy Inc. 7.75% 2022	28,200	31,443
Peabody Energy Corp. 6.00% 2018	71,845	72,025
Peabody Energy Corp. 6.25% 2021	34,150	32,528
Pemex Project Funding Master Trust 4.875% 2015	2,400	2,458
Petrobras Global Finance Co. 4.375% 2023	3,320	3,164
Petrobras Global Finance Co. 6.25% 2024	675	712
Petrobras Global Finance Co. 5.625% 2043	1,310	1,193
Petrobras International Finance Co. 5.75% 2020	6,535	6,973
Petrobras International Finance Co. 5.375% 2021	28,655	29,660
Petrobras International Finance Co. 6.75% 2041	290	298
Petróleos Mexicanos 3.50% 2018	14,280	14,887
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[4,8]	18,052	19,068
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4,8]	20,738	22,630
Ras Laffan Liquefied Natural Gas III 5.838% 2027[4,8]	10,325	11,512
Ras Laffan Liquefied Natural Gas III 5.50% 2014[4]	2,400	2,418
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,835
Ras Laffan Liquefied Natural Gas III 6.75% 2019[4]	1,000	1,209
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	14,550	15,605
Regency Energy Partners LP and Regency Energy Finance Corp. 5.875% 2022	3,950	4,147
Regency Energy Partners LP and Regency Energy Finance Corp. 5.00% 2022	35	35
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	10,875	11,038
Rice Energy Inc. 6.25% 2022[4]	11,475	11,418
Sabine Pass Liquefaction, LLC 5.625% 2021	24,650	25,636
Sabine Pass Liquefaction, LLC 5.625% 2023	5,000	5,100
Sabine Pass Liquefaction, LLC 5.75% 2024[4]	20,075	20,401
Samson Investment Co. 10.75% 2020[4]	55,055	56,018
Samson Investment Co., Term Loan B, 5.00% 2018[7,8,9]	1,450	1,448
Schlumberger Investment SA 3.65% 2023	9,585	9,963
Shell International Finance BV 2.00% 2018	4,990	5,042
Spectra Energy Partners, LP 2.95% 2016	3,750	3,883
Spectra Energy Partners, LP 4.60% 2021	15,000	16,288
Spectra Energy Partners, LP 4.75% 2024	3,250	3,494
Statoil ASA 3.125% 2017	10,000	10,528
The Income Fund of America — Page 14 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Statoil ASA 4.25% 2041	$3,000	$3,035
StatoilHydro ASA 1.80% 2016	10,000	10,209
StatoilHydro ASA 2.65% 2024	4,000	3,845
Teekay Corp. 8.50% 2020	21,405	24,562
Total Capital International 2.125% 2018	6,500	6,585
Total Capital International 2.10% 2019	15,400	15,362
Total Capital International 3.70% 2024	5,000	5,154
Total Capital SA 3.00% 2015	10,000	10,243
TransCanada PipeLines Ltd. 7.625% 2039	10,750	15,558
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[7]	61,150	63,871
Transocean Inc. 5.05% 2016	18,395	19,921
Transocean Inc. 2.50% 2017	6,500	6,601
Transocean Inc. 6.375% 2021	23,090	26,353
Transocean Inc. 3.80% 2022	2,635	2,559
Transportadora de Gas Peru SA 4.25% 2028[4,8]	2,125	1,997
Western Gas Partners LP 2.60% 2018	1,150	1,173
Williams Partners LP 5.25% 2020	1,960	2,194
Williams Partners LP 4.00% 2021	2,900	3,034
Williams Partners LP 4.50% 2023	6,000	6,334
Williams Partners LP 4.30% 2024	4,480	4,648
Williams Partners LP 3.90% 2025	10,500	10,497
Williams Partners LP 5.40% 2044	760	811
Woodside Finance Ltd. 4.60% 2021[4]	18,935	20,730
		1,622,751
Health care 1.52%
AbbVie Inc. 4.40% 2042	17,270	16,918
Aetna Inc. 1.50% 2017	1,335	1,334
Aetna Inc. 2.20% 2019	1,195	1,194
Aetna Inc. 4.75% 2044	1,250	1,316
Amgen Inc. 1.25% 2017	5,000	4,986
Amgen Inc. 2.20% 2019	13,250	13,180
Amgen Inc. 3.625% 2024	750	753
Amgen Inc. 5.375% 2043	25,000	27,757
Baxter International Inc. 1.85% 2018	3,180	3,185
Baxter International Inc. 3.20% 2023	4,446	4,387
Boston Scientific Corp. 6.40% 2016	21,735	23,834
Boston Scientific Corp. 6.00% 2020	5,375	6,230
Cardinal Health, Inc. 4.00% 2015	3,000	3,090
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[7,8,9]	15,430	15,526
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	999
Celgene Corp 3.625% 2024	19,490	19,516
Celgene Corp 4.625% 2044	4,250	4,241
Centene Corp. 5.75% 2017	23,240	25,041
Centene Corp. 4.75% 2022	16,925	17,115
Community Health Systems, Inc. 5.125% 2018	2,670	2,743
Coventry Health Care, Inc. 6.30% 2014	8,370	8,384
DENTSPLY International Inc. 2.75% 2016	5,620	5,803
DJO Finance LLC 9.75% 2017	11,653	12,119
DJO Finance LLC 8.75% 2018	22,175	23,616
DJO Finance LLC 7.75% 2018	14,025	14,516
DJO Finance LLC 9.875% 2018	7,285	7,722
Endo Finance LLC & Endo Finco Inc. 7.00% 2019[4]	2,450	2,588
Endo Finance LLC & Endo Finco Inc. 7.00% 2020[4]	6,350	6,723
The Income Fund of America — Page 15 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[4]	$4,575	$4,564
Express Scripts Inc. 2.75% 2014	1,000	1,007
Express Scripts Inc. 3.125% 2016	13,564	14,100
Express Scripts Inc. 7.25% 2019	8,985	10,926
Forest Laboratories, Inc. 4.375% 2019[4]	24,900	26,730
Forest Laboratories, Inc. 5.00% 2021[4]	32,740	35,736
Gilead Sciences, Inc. 3.05% 2016	10,265	10,727
Gilead Sciences, Inc. 3.70% 2024	9,355	9,603
Gilead Sciences, Inc. 4.80% 2044	12,910	13,779
Grifols Worldwide Operations Ltd. 5.25% 2022[4]	5,000	5,031
HCA Inc. 6.375% 2015	7,400	7,557
HCA Inc. 3.75% 2019	53,950	53,680
HCA Inc. 6.50% 2020	12,400	13,500
Humana Inc. 4.625% 2042	30,000	29,610
INC Research LLC 11.50% 2019[4]	29,160	32,805
inVentiv Health Inc, Term Loan B4, 7.75% 2018[7,8,9]	19,305	19,353
inVentiv Health Inc. 9.00% 2018[4]	35,035	37,050
inVentiv Health Inc. 11.00% 2018[4]	53,835	48,855
inVentiv Health Inc. 11.00% 2018[4]	23,915	21,763
Johnson & Johnson 4.50% 2043	5,250	5,670
Kinetic Concepts, Inc. 10.50% 2018	69,942	77,636
Kinetic Concepts, Inc. 12.50% 2019	24,950	28,039
McKesson Corp. 0.95% 2015	1,135	1,139
McKesson Corp. 3.25% 2016	7,525	7,798
McKesson Corp. 1.40% 2018	745	733
McKesson Corp. 2.284% 2019	5,875	5,862
McKesson Corp. 4.75% 2021	3,475	3,866
McKesson Corp. 3.796% 2024	14,505	14,749
McKesson Corp. 4.883% 2044	625	651
Medco Health Solutions, Inc. 2.75% 2015	6,305	6,446
Medtronic, Inc. 4.625% 2044	1,200	1,244
Merck & Co., Inc. 1.10% 2018	6,710	6,613
Merck & Co., Inc. 2.80% 2023	545	529
Multiplan Inc., Term Loan B, 4.00% 2021[7,8,9]	63,612	63,406
Novartis Capital Corp. 2.90% 2015	14,000	14,269
Novartis Capital Corp. 3.40% 2024	22,105	22,346
Novartis Capital Corp. 4.40% 2044	2,250	2,342
Ortho-Clinical Diagnostics Inc. 6.625% 2022[4]	9,940	9,356
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[7,8,9]	29,575	29,606
Pfizer Inc. 2.10% 2019	41,500	41,600
Pfizer Inc. 3.40% 2024	22,000	22,167
Pfizer Inc. 4.40% 2044	21,000	21,570
PRA Holdings, Inc. 9.50% 2023[4]	8,235	9,100
Roche Holdings, Inc. 7.00% 2039[4]	4,000	5,625
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[3,7,8,9]	12,009	11,949
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[3,7,8,9]	9,200	9,154
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,6,7,8,9]	18,566	18,474
Select Medical Holdings Corp. 6.375% 2021	9,850	10,145
Symbion Inc. 8.00% 2016	32,230	33,680
Tenet Healthcare Corp., First Lien, 6.25% 2018	2,500	2,716
Tenet Healthcare Corp., First Lien, 4.75% 2020	11,710	11,681
Tenet Healthcare Corp., First Lien, 6.00% 2020	40,255	42,368
Tenet Healthcare Corp., First Lien, 4.50% 2021	12,540	12,242
Thermo Fisher Scientific Inc. 1.30% 2017	8,630	8,629
The Income Fund of America — Page 16 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Thermo Fisher Scientific Inc. 2.40% 2019	$8,405	$8,444
Thermo Fisher Scientific Inc. 4.15% 2024	11,250	11,685
UnitedHealth Group Inc. 6.00% 2017	12,430	14,045
UnitedHealth Group Inc. 2.75% 2023	660	637
UnitedHealth Group Inc. 2.875% 2023	1,500	1,459
VPI Escrow Corp. 6.75% 2018[4]	32,760	34,316
VPI Escrow Corp. 6.375% 2020[4]	41,555	43,061
VPI Escrow Corp. 7.50% 2021[4]	18,785	20,358
VPI Escrow Corp. 5.625% 2021[4]	4,525	4,491
VWR Funding, Inc. 7.25% 2017	46,525	49,316
WellPoint, Inc. 2.30% 2018	1,370	1,390
		1,423,794
Industrials 1.49%
AAF Holdings LLC 12.75% 2019[4,6,7,8]	7,525	7,684
ABB Finance (USA) Inc. 1.625% 2017	1,000	1,009
ABB Finance (USA) Inc. 2.875% 2022	1,000	989
ADS Waste Escrow 8.25% 2020	4,675	5,002
ADT Corp. 4.125% 2019	19,225	19,033
AerCap Holdings NV 2.75% 2017[4]	19,325	19,108
Allegiant Travel Co. 5.50% 2019	4,050	4,116
Altegrity, Inc. 9.50% 2019[4]	49,900	49,962
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[8]	8,826	9,565
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	79,655	79,555
Atlas Copco AB 5.60% 2017[4]	7,405	8,194
BakerCorp International, Inc. 8.25% 2019	2,000	2,030
BE Aerospace, Inc. 5.25% 2022	63,715	69,370
Builders Firstsource 7.625% 2021[4]	7,094	7,431
Burlington Northern Santa Fe LLC 3.00% 2023	4,580	4,495
Burlington Northern Santa Fe LLC 3.75% 2024	2,270	2,338
Burlington Northern Santa Fe LLC 4.90% 2044	20,240	21,554
Canadian National Railway Co. 1.45% 2016	5,010	5,063
CEVA Group PLC 7.00% 2021[4]	2,250	2,306
CEVA Group PLC 9.00% 2021[4]	1,050	1,076
CEVA Group PLC, LOC, 6.50% 2021[7,8,9]	4,870	4,776
CEVA Group PLC, Term Loan B, 6.50% 2021[7,8,9]	7,066	6,930
CEVA Group PLC, Term Loan, 6.50% 2021[7,8,9]	5,123	5,023
CEVA Group PLC, Term Loan, 6.50% 2021[7,8,9]	883	866
CNH Capital LLC 3.25% 2017	6,500	6,532
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[8]	229	238
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[8]	2,194	2,347
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[8]	48	51
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[8]	435	470
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[8]	3,841	4,107
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[8]	1,762	1,890
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[8]	194	213
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[8]	193	203
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[8]	10,803	12,109
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[8]	419	476
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[8]	454	492
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[8]	10,390	11,228
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[8]	4,626	5,343
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[8]	176	185
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[8]	2,669	3,051
The Income Fund of America — Page 17 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[8]	$3,548	$3,930
CSX Corp. 6.25% 2015	3,460	3,589
CSX Corp. 3.40% 2024	14,405	14,407
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[7,8,9]	33,143	33,339
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 2018[7,8,9]	14,697	14,785
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[8]	4,869	5,746
ERAC USA Finance Co. 5.25% 2020[4]	5,000	5,662
Esterline Technologies Corp. 7.00% 2020	18,065	19,284
Euramax International, Inc. 9.50% 2016	31,755	31,279
European Aeronautic Defence and Space Company 2.70% 2023[4]	6,000	5,800
Gardner Denver, Inc. Term Loan B, 4.25% 2020[7,8,9]	38,094	37,966
Gates Global LLC 6.00% 2022[4]	9,575	9,383
Gates Global LLC, Term Loan B, 4.25% 2021[7,8,9]	11,100	11,043
General Electric Capital Corp., Series A, 2.25% 2015	12,000	12,265
General Electric Capital Corp. 2.95% 2016	4,650	4,836
General Electric Capital Corp. 2.45% 2017	13,000	13,412
General Electric Capital Corp., Series A, 6.00% 2019	9,000	10,586
General Electric Capital Corp. 3.45% 2024	9,000	9,001
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[7]	112,300	131,594
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[7]	50,000	55,591
General Electric Co. 0.85% 2015	10,000	10,047
General Electric Co. 2.70% 2022	7,750	7,578
General Electric Co. 4.125% 2042	11,000	10,939
Hardwoods Acquisition Inc 7.50% 2021[4]	11,250	11,475
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.009% 2015[1,7,8,9]	2,488	2,363
HD Supply, Inc. 11.50% 2020	31,980	37,337
HDTFS Inc. 5.875% 2020	3,000	3,075
Iron Mountain Inc. 6.00% 2023[3]	950	995
Iron Mountain Inc. 5.75% 2024[3]	2,175	2,186
Jeld-Wen Escrow Corp. 12.25% 2017[4]	45,670	48,867
LMI Aerospace Inc. 7.375% 2019[4]	15,600	15,853
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	19,500	19,841
Navios Maritime Holdings Inc. 7.375% 2022[4]	29,140	29,723
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	15,510	15,937
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	22,500	22,387
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	18,900	19,325
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[4]	24,500	24,255
Norfolk Southern Corp. 5.75% 2016	6,710	7,181
Norfolk Southern Corp. 5.75% 2018	2,000	2,270
Nortek Inc. 10.00% 2018	22,255	23,702
Nortek Inc. 8.50% 2021	33,565	36,586
Northwest Airlines, Inc., Term Loan A, 1.99% 2018[7,8,9]	13,918	13,431
Ply Gem Industries, Inc. 6.50% 2022[4]	17,050	16,006
R.R. Donnelley & Sons Co. 7.25% 2018[3]	7,234	8,229
R.R. Donnelley & Sons Co. 7.875% 2021[3]	3,050	3,462
R.R. Donnelley & Sons Co. 7.00% 2022[3]	16,735	18,325
R.R. Donnelley & Sons Co. 6.50% 2023[3]	11,125	11,487
Safway Group Holding 7.00% 2018[4]	5,500	5,789
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	17,375	18,287
TRAC Intermodal 11.00% 2019	15,425	17,199
TransDigm Inc. 5.50% 2020	22,000	21,890
Union Pacific Corp. 3.646% 2024	1,610	1,665
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[1,8,11]	2,421	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[4,8]	4,042	4,447
The Income Fund of America — Page 18 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[8]	$6,434	$7,110
United Technologies Corp. 4.50% 2042	5,965	6,198
US Investigations Services, Inc. 13.00% 2020[4,6]	49,578	42,542
US Investigations Services, Inc. 14.00% 2020[4,6]	3,585	3,077
US Investigations Services, Inc. 15.00% 2021[4,6]	9,970	6,394
Volvo Treasury AB 5.95% 2015[4]	8,835	9,140
Watco Companies 6.375% 2023[4]	10,670	10,883
		1,397,391
Information technology 0.87%
Alcatel-Lucent USA Inc. 4.625% 2017[4]	38,200	38,678
Alcatel-Lucent USA Inc. 8.875% 2020[4]	20,225	22,551
Alcatel-Lucent USA Inc. 6.75% 2020[4]	16,600	17,056
Avago Technologies Ltd., Term Loan B, 3.75% 2021[7,8,9]	73,575	73,517
Ceridian LLC / Comdata Inc. 8.125% 2017[4]	7,200	7,200
Compucom Systems Inc., 7.00% 2021[4]	3,425	3,378
First Data Corp. 7.375% 2019[4]	18,225	19,227
First Data Holdings, Inc. 14.50% 2019[4,6]	15,001	16,271
First Data Corp. 6.75% 2020[4]	12,350	13,091
First Data Corp. 8.25% 2021[4]	25,825	27,762
First Data Corp. 12.625% 2021	23,539	28,261
First Data Corp. 11.75% 2021	33,186	38,911
First Data Corp. 8.75% 2022[4,6,7]	36,640	39,388
Freescale Semiconductor, Inc. 5.00% 2021[4]	56,240	56,240
Freescale Semiconductor, Inc. 6.00% 2022[4]	19,075	19,695
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[7,8,9]	7,960	7,994
Hughes Satellite Systems Corp. 6.50% 2019	9,550	10,589
International Business Machines Corp. 2.00% 2016	10,000	10,214
International Business Machines Corp. 1.95% 2016	10,000	10,243
Jabil Circuit, Inc. 8.25% 2018	20,925	24,744
Jabil Circuit, Inc. 5.625% 2020	10,650	11,555
Lawson Software, Inc. 9.375% 2019	25,800	28,283
NXP BV and NXP Funding LLC 3.75% 2018[4]	34,825	34,651
Oracle Corp. 2.25% 2019	19,000	18,939
Oracle Corp. 2.80% 2021	8,500	8,453
Oracle Corp. 3.40% 2024	7,500	7,479
Oracle Corp. 4.50% 2044	2,500	2,529
Samsung Electronics America, Inc. 1.75% 2017[4]	3,500	3,515
Serena Software, Inc. Term Loan B 7.50% 2020[7,8,9]	23,575	23,801
SRA International, Inc. 11.00% 2019	59,195	63,043
SRA International, Inc., Term Loan B, 6.50% 2018[7,8,9]	67,768	68,106
SunGard Data Systems Inc. 7.375% 2018	15,722	16,439
SunGard Data Systems Inc. 7.625% 2020	29,540	31,386
Xerox Corp. 6.40% 2016	768	835
Xerox Corp. 6.75% 2017	360	406
Xerox Corp. 2.95% 2017	7,940	8,262
		812,692
The Income Fund of America — Page 19 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.85%	Principal amount (000)	Value (000)
Arbermarle Corp. 5.10% 2015	$2,570	$2,625
ArcelorMittal 4.25% 2015[7]	4,000	4,085
ArcelorMittal 5.00% 2017[7]	15,680	16,190
ArcelorMittal 6.00% 2021[7]	15,470	16,108
ArcelorMittal 6.75% 2022[7]	25,110	27,307
ArcelorMittal 7.25% 2041[7]	50,000	51,250
Ball Corp. 5.75% 2021	4,615	4,834
Ball Corp. 5.00% 2022	3,625	3,634
Cliffs Natural Resources Inc. 4.875% 2021[3]	4,945	4,848
Dow Chemical Co. 5.25% 2041	4,000	4,347
Ecolab Inc. 3.00% 2016	7,455	7,785
Ecolab Inc. 4.35% 2021	1,000	1,088
Ecolab Inc. 5.50% 2041	750	878
First Quantum Minerals Ltd. 6.75% 2020[4]	54,163	55,517
First Quantum Minerals Ltd. 7.00% 2021[4]	54,762	56,679
First Quantum Minerals Ltd. 7.25% 2022[4]	2,850	2,914
FMG Resources 6.00% 2017[4]	59,280	60,503
FMG Resources 6.875% 2018[4]	37,385	38,880
FMG Resources 8.25% 2019[4]	12,700	13,700
Georgia Gulf Corp. 4.625% 2021	14,625	14,351
Georgia Gulf Corp. 4.875% 2023	2,400	2,349
Glencore Xstrata LLC 2.50% 2019[4]	10,000	9,926
Glencore Xstrata LLC 4.625% 2024[4]	7,000	7,176
Graphic Packaging International, Inc. 4.75% 2021	3,550	3,568
Holcim Ltd. 6.00% 2019[4]	1,607	1,856
Holcim Ltd. 5.15% 2023[4]	12,595	13,804
International Paper Co. 7.30% 2039	5,615	7,497
JMC Steel Group Inc. 8.25% 2018[4]	46,658	46,366
LSB Industries, Inc. 7.75% 2019	16,800	18,102
Monsanto Co. 2.75% 2021	5,195	5,156
Monsanto Co. 4.40% 2044	13,215	13,218
Mosaic Co. 4.25% 2023	800	840
Newcrest Finance Pty Ltd. 4.45% 2021[4]	7,000	6,906
OMNOVA Solutions Inc. 7.875% 2018	8,500	8,883
PQ Corp. 8.75% 2018[4]	7,700	8,258
Rayonier Advanced Materials Inc. 5.50% 2024[4]	17,132	16,918
Reynolds Group Inc. 7.125% 2019	8,000	8,320
Reynolds Group Inc. 7.875% 2019	1,555	1,662
Reynolds Group Inc. 5.75% 2020	67,800	69,326
Rio Tinto Finance (USA) Ltd. 1.375% 2016	3,000	3,031
Rio Tinto Finance (USA) Ltd. 2.25% 2016	9,000	9,243
Rio Tinto Finance (USA) Ltd. 1.625% 2017	8,500	8,574
Rio Tinto Finance (USA) Ltd. 2.25% 2018	8,995	9,097
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,000	3,903
Ryerson Inc. 9.00% 2017	18,800	19,952
Ryerson Inc. 11.25% 2018	13,975	15,512
Smurfit Capital Funding PLC 7.50% 2025	7,125	8,158
Solenis, Term Loan, 7.75% 2022[7,8,9]	17,945	17,930
Taminco Global Chemical Corp. 9.75% 2020[4]	4,940	5,446
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[4]	7,310	7,803
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 4.00% 2020[7,8,9]	12,103	12,057
Walter Energy, Inc. 9.50% 2019[4]	27,600	27,497
Walter Energy, Inc. 9.875% 2020	4,150	2,179
The Income Fund of America — Page 20 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Xstrata Canada Financial Corp. 3.60% 2017[4]	$5,000	$5,237
Xstrata Canada Financial Corp. 4.95% 2021[4]	6,000	6,479
		799,752
Utilities 0.68%
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017	10,000	11,397
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[4]	2,000	2,279
AES Corp. 7.75% 2015	10,000	10,700
AES Corp. 8.00% 2017	487	560
AES Corp. 8.00% 2020	7,000	8,295
AES Corp. 7.375% 2021	10,125	11,593
AES Panamá, SA 6.35% 2016[4]	7,627	8,076
American Electric Power Co. 2.95% 2022	12,065	11,786
Calpine Corp. 5.375% 2023	18,000	17,618
Calpine Corp. 7.875% 2023[4]	3,000	3,278
CenterPoint Energy Resources Corp. 4.50% 2021	13,130	14,431
CEZ, a s 4.25% 2022[4]	2,820	2,969
CMS Energy Corp. 5.05% 2018	325	359
CMS Energy Corp. 8.75% 2019	11,000	14,142
CMS Energy Corp. 6.25% 2020	20,282	23,993
CMS Energy Corp. 3.875% 2024	15,085	15,618
CMS Energy Corp. 4.70% 2043	586	602
CMS Energy Corp. 4.875% 2044	8,310	8,763
Colbun SA 6.00% 2020[4]	2,000	2,226
Colbun SA 4.50% 2024[4]	1,500	1,496
Comision Federal de Electricidad 4.875% 2024[4]	2,000	2,132
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,500	2,931
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	14,106	17,043
Duke Energy Corp. 3.95% 2023	6,098	6,347
Duke Energy Corp. 3.75% 2024	11,310	11,607
Duke Energy Indiana, Inc. 4.90% 2043	17,000	18,866
E.ON International Finance BV 5.80% 2018[4]	17,000	19,285
EDP Finance BV 5.25% 2021[4]	22,500	23,485
Electricité de France SA 1.15% 2017[4]	3,500	3,500
Electricité de France SA 6.95% 2039[4]	8,000	10,604
Electricité de France SA 4.875% 2044[4]	1,850	1,982
Electricité de France SA 5.25% (undated)[4,7]	25,505	25,980
Empresa Nacional de Electricidad SA 4.25% 2024	900	904
Enel Finance International SA 6.00% 2039[4]	3,000	3,427
Enel Società per Azioni 8.75% 2073[4,7]	12,000	14,160
Entergy Corp. 4.70% 2017	8,000	8,611
Eskom Holdings Ltd. 5.75% 2021[4]	6,820	7,026
Eskom Holdings SOC Ltd. 6.75% 2023[4]	5,000	5,407
FirstEnergy Corp., Series B, 4.25% 2023	31,465	31,266
Iberdrola Finance Ireland 5.00% 2019[4]	1,060	1,185
Israel Electric Corp. Ltd. 8.10% 2096[4]	4,905	5,346
MidAmerican Energy Co. 5.95% 2017	10,625	12,023
MidAmerican Energy Co. 2.40% 2019	9,000	9,163
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	11,366
MidAmerican Energy Holdings Co. 3.75% 2023	11,640	11,944
Midwest Generation, LLC, Series B, 8.56% 2016[8,11]	2,419	2,510
National Grid PLC 6.30% 2016	4,000	4,414
National Rural Utilities Cooperative Finance Corp. 1.00% 2015	8,250	8,280
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	5,000	6,070
The Income Fund of America — Page 21 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Northern States Power Co., First Mortgage Bonds, 2.60% 2023	$8,703	$8,378
Northern States Power Co. 4.125% 2044	11,000	11,031
NRG Energy, Inc. 8.25% 2020	3,850	4,158
NRG Energy, Inc. 6.625% 2023	7,700	7,969
NV Energy, Inc 6.25% 2020	20,420	24,221
Pacific Gas and Electric Co. 3.85% 2023	14,365	15,029
Pacific Gas and Electric Co. 3.75% 2024	6,875	7,068
Pacific Gas and Electric Co. 6.05% 2034	3,288	4,060
PacifiCorp., First Mortgage Bonds, 5.65% 2018	5,500	6,290
PacifiCorp., First Mortgage Bonds, 5.50% 2019	4,940	5,637
PacifiCorp., First Mortgage Bonds, 7.70% 2031	153	222
PacifiCorp., First Mortgage Bonds, 5.25% 2035	1,047	1,208
PG&E Corp. 2.40% 2019	1,470	1,477
Progress Energy, Inc. 7.75% 2031	3,182	4,474
Public Service Co. of Colorado 3.20% 2020	237	243
Puget Sound Energy, Inc., First Lien, 6.50% 2020	6,234	7,426
Puget Sound Energy, Inc., First Lien, 6.00% 2021	3,945	4,622
Puget Sound Energy, Inc., First Lien, 5.625% 2022	7,321	8,436
Puget Sound Energy Inc. 6.724% 2036	1,314	1,793
Tampa Electric Co. 2.60% 2022	2,675	2,584
Tampa Electric Co. 4.35% 2044	11,515	11,770
Teco Finance, Inc. 4.00% 2016	3,031	3,181
Teco Finance, Inc. 5.15% 2020	5,731	6,427
TXU, Term Loan, 3.737% 2014[7,8,9,11]	3,000	2,317
TXU, Term Loan, 4.646% 2017[7,8,9,11]	26,204	19,981
Veolia Environnement 6.00% 2018	625	708
Veolia Environnement 6.75% 2038	500	607
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	5,137
Virginia Electric and Power Co. 3.45% 2024	3,220	3,273
Xcel Energy Inc. 4.70% 2020	5,796	6,436
		643,208
Consumer staples 0.65%
Altria Group, Inc. 9.70% 2018	6,081	7,891
Altria Group, Inc. 9.25% 2019	18,542	24,336
Altria Group, Inc. 4.00% 2024	1,500	1,531
Altria Group, Inc. 9.95% 2038	23,500	38,747
Altria Group, Inc. 4.25% 2042	20,000	18,291
Altria Group, Inc. 4.50% 2043	16,000	15,211
Altria Group, Inc. 5.375% 2044	1,700	1,827
Anheuser-Busch InBev NV 4.125% 2015	10,000	10,167
Anheuser-Busch InBev NV 3.625% 2015	21,000	21,487
Anheuser-Busch InBev NV 1.375% 2017	7,500	7,530
Anheuser-Busch InBev NV 7.75% 2019	25,000	30,770
Brasil Foods SA 5.875% 2022[4]	3,250	3,502
Brasil Foods SA 5.875% 2022	1,500	1,616
British American Tobacco International Finance PLC 9.50% 2018[4]	8,705	11,254
C&S Group Enterprises LLC 5.375% 2022[4]	24,700	24,391
Coca-Cola Co. 1.50% 2015	10,590	10,722
Coca-Cola Co. 1.80% 2016	10,000	10,224
Coca-Cola Co. 3.20% 2023	8,980	9,139
ConAgra Foods, Inc. 1.90% 2018	3,750	3,752
ConAgra Foods, Inc. 3.20% 2023	6,900	6,728
Constellation Brands, Inc. 8.375% 2014	2,175	2,210
The Income Fund of America — Page 22 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Constellation Brands, Inc. 7.25% 2017	$16,425	$18,509
Constellation Brands, Inc. 3.75% 2021	1,750	1,711
Constellation Brands, Inc. 6.00% 2022	2,825	3,118
Constellation Brands, Inc. 4.25% 2023	8,250	8,106
CVS Caremark Corp. 2.25% 2018	2,750	2,775
CVS Caremark Corp. 4.00% 2023	3,000	3,138
Del Monte Corp. 7.625% 2019	4,240	4,378
Imperial Tobacco Finance PLC 2.05% 2018[4]	5,000	4,987
Imperial Tobacco Finance PLC 3.50% 2023[4]	12,500	12,240
Ingles Markets, Inc. 5.75% 2023	14,450	14,522
Kimberly-Clark Corp. 7.50% 2018	9,000	11,017
Kraft Foods Inc. 2.25% 2017	3,500	3,583
Kraft Foods Inc. 5.375% 2020	4,712	5,329
Kraft Foods Inc. 5.00% 2042	33,700	36,032
Kroger Co. 3.85% 2023	825	845
Kroger Co. 4.00% 2024	2,110	2,178
Kroger Co. 5.00% 2042	2,750	2,903
Mondelez International, Inc. 4.00% 2024	10,500	10,922
Pernod Ricard SA 2.95% 2017[4]	20,000	20,706
Pernod Ricard SA 4.45% 2022[4]	8,500	9,020
Philip Morris International Inc. 3.60% 2023	10,565	10,775
Philip Morris International Inc. 4.875% 2043	5,500	5,863
Procter & Gamble Co. 3.50% 2015	17,250	17,541
Reynolds American Inc. 3.25% 2022	8,650	8,335
Reynolds American Inc. 6.15% 2043	1,000	1,144
Rite Aid Corp. 10.25% 2019	10,090	10,771
Rite Aid Corp. 8.00% 2020	8,000	8,710
SABMiller Holdings Inc. 2.20% 2018[4]	1,100	1,107
SABMiller Holdings Inc. 4.95% 2042[4]	7,000	7,565
Smithfield Foods, Inc. 7.75% 2017	2,000	2,270
Smithfield Foods, Inc. 5.25% 2018[4]	1,500	1,541
Smithfield Foods, Inc. 5.875% 2021[4]	3,250	3,421
Smithfield Foods, Inc. 6.625% 2022	4,900	5,329
Stater Bros. Holdings Inc., Term Loan B, 4.75% 2021[7,8,9]	7,500	7,547
Tyson Foods, Inc. 6.60% 2016[7]	11,500	12,530
Wal-Mart Stores, Inc. 2.875% 2015	10,000	10,174
Wal-Mart Stores, Inc. 2.80% 2016	10,000	10,384
Wal-Mart Stores, Inc. 2.55% 2023	3,250	3,113
Wal-Mart Stores, Inc. 3.30% 2024	10,755	10,804
Wal-Mart Stores, Inc. 4.00% 2043	2,750	2,646
Wal-Mart Stores, Inc. 4.30% 2044	5,950	5,981
WM. Wrigley Jr. Co 2.40% 2018[4]	1,200	1,216
WM. Wrigley Jr. Co 3.375% 2020[4]	22,500	23,153
		609,265
Total corporate bonds & notes		13,381,872
The Income Fund of America — Page 23 of 32

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 2.58% U.S. Treasury 2.15%	Principal amount (000)	Value (000)
U.S. Treasury 0.50% 2014	$274,265	$274,523
U.S. Treasury 0.25% 2014	120,000	120,074
U.S. Treasury 0.25% 2015	75,000	75,082
U.S. Treasury 1.75% 2016	95,000	97,152
U.S. Treasury 1.50% 2016[12]	80,500	81,943
U.S. Treasury 0.625% 2018	80,000	77,734
U.S. Treasury 1.50% 2019	257,655	254,756
U.S. Treasury 1.625% 2019	143,150	142,284
U.S. Treasury 2.50% 2023	72,450	72,519
U.S. Treasury 6.25% 2023	53,000	69,453
U.S. Treasury 2.75% 2024	20,000	20,365
U.S. Treasury 2.50% 2024	102,225	101,658
U.S. Treasury 5.50% 2028	52,000	67,795
U.S. Treasury 5.375% 2031	8,475	11,108
U.S. Treasury 4.50% 2036	87,935	106,896
U.S. Treasury 4.625% 2040	15,150	18,862
U.S. Treasury 3.75% 2041	65,350	71,129
U.S. Treasury 3.00% 2042	56,175	53,107
U.S. Treasury 2.75% 2042	6,950	6,233
U.S. Treasury 2.75% 2042	7,325	6,558
U.S. Treasury 3.125% 2043	46,825	45,197
U.S. Treasury 3.625% 2043	25,300	26,794
U.S. Treasury 3.625% 2044	53,625	56,759
U.S. Treasury 3.375% 2044	153,500	155,053
		2,013,034
U.S. Treasury inflation-protected securities 0.43%
U.S. Treasury Inflation-Protected Security 1.875% 2015[13]	46,472	48,006
U.S. Treasury Inflation-Protected Security 0.125% 2017[13]	45,846	47,063
U.S. Treasury Inflation-Protected Security 0.125% 2019[13]	35,531	36,293
U.S. Treasury Inflation-Protected Security 0.375% 2023[13]	997	1,012
U.S. Treasury Inflation-Protected Security 0.625% 2024[13]	136,354	140,699
U.S. Treasury Inflation-Protected Security 0.75% 2042[13]	50,267	47,691
U.S. Treasury Inflation-Protected Security 0.625% 2043[13]	7,242	6,633
U.S. Treasury Inflation-Protected Security 1.375% 2044[13]	72,722	80,582
		407,979
Total U.S. Treasury bonds & notes		2,421,013
Mortgage-backed obligations 1.84%
Aventura Mall Trust, Series A, 3.743% 2032[4,7,8]	12,250	12,951
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[7,8]	2,879	2,978
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.565% 2049[7,8]	5,000	5,473
Bank of Montreal 2.85% 2015[4,8]	10,000	10,212
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.226% 2044[7,8]	5,250	5,438
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[8]	12,945	13,821
Commonwealth Bank of Australia 0.75% 2017[4,8]	7,000	7,012
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035[8]	7,768	7,018
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 2.762% 2047[7,8]	4,706	3,895
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 1.05% 2027[4,7,8]	2,720	2,727
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034[8]	1,598	1,647
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-M, 5.343% 2039[8]	8,000	8,640
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[7,8]	13,000	14,283
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.605% 2049[7,8]	10,000	10,954
The Income Fund of America — Page 24 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[4,8]	$4,380	$4,550
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4,8]	7,052	7,326
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.004% 2031[4,7,8]	6,685	6,701
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-B, 1.354% 2031[4,7,8]	6,025	6,040
Fannie Mae 5.50% 2018[8]	47	50
Fannie Mae 6.00% 2021[8]	213	233
Fannie Mae 5.50% 2024[8]	269	297
Fannie Mae 4.50% 2024[8]	2,553	2,724
Fannie Mae 4.50% 2025[8]	1,613	1,721
Fannie Mae, Series 2001-4, Class GA, 9.459% 2025[7,8]	136	155
Fannie Mae 4.50% 2025[8]	2,551	2,721
Fannie Mae 4.50% 2025[8]	1,656	1,766
Fannie Mae 4.50% 2025[8]	1,489	1,588
Fannie Mae, Series 2001-4, Class NA, 10.30% 2025[7,8]	3	4
Fannie Mae 6.00% 2026[8]	4,236	4,747
Fannie Mae 7.00% 2026[8]	628	712
Fannie Mae 2.50% 2027[8]	647	652
Fannie Mae 2.50% 2027[8]	1,340	1,353
Fannie Mae 2.50% 2027[8]	1,076	1,086
Fannie Mae 2.50% 2027[8]	543	547
Fannie Mae 2.50% 2027[8]	547	552
Fannie Mae 2.50% 2027[8]	1,778	1,795
Fannie Mae 2.50% 2027[8]	1,177	1,189
Fannie Mae 2.50% 2028[8]	42,825	43,142
Fannie Mae 2.50% 2028[8]	14,448	14,586
Fannie Mae 7.00% 2028[8]	1,628	1,846
Fannie Mae 7.00% 2028[8]	277	314
Fannie Mae 2.50% 2028[8]	115	117
Fannie Mae 6.00% 2028[8]	4,535	5,092
Fannie Mae 2.50% 2028[8]	1,805	1,822
Fannie Mae 2.50% 2028[8]	1,326	1,338
Fannie Mae 2.50% 2028[8]	591	597
Fannie Mae 2.50% 2028[8]	1,503	1,517
Fannie Mae 2.50% 2028[8]	601	606
Fannie Mae 2.50% 2028[8]	1,973	1,992
Fannie Mae 2.50% 2028[8]	1,916	1,933
Fannie Mae 2.50% 2028[8]	960	969
Fannie Mae 2.50% 2028[8]	479	484
Fannie Mae 2.50% 2028[8]	1,860	1,873
Fannie Mae 2.50% 2028[8]	1,218	1,229
Fannie Mae 2.50% 2028[8]	656	662
Fannie Mae 2.50% 2028[8]	639	644
Fannie Mae 2.50% 2028[8]	526	531
Fannie Mae 2.50% 2028[8]	489	493
Fannie Mae 2.50% 2028[8]	484	489
Fannie Mae 2.50% 2028[8]	346	349
Fannie Mae 2.50% 2028[8]	66	66
Fannie Mae 2.50% 2028[8]	953	962
Fannie Mae 2.50% 2028[8]	942	950
Fannie Mae 2.50% 2028[8]	521	525
Fannie Mae 2.50% 2028[8]	489	493
Fannie Mae 2.50% 2028[8]	479	483
Fannie Mae, Series 2001-20, Class E, 9.56% 2031[7,8]	147	164
The Income Fund of America — Page 25 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 5.50% 2033[8]	$671	$747
Fannie Mae 4.50% 2034[8]	19,406	20,951
Fannie Mae 5.50% 2035[8]	645	718
Fannie Mae 6.00% 2036[8]	1,954	2,204
Fannie Mae 6.00% 2036[8]	1,011	1,141
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036[8]	1,880	2,104
Fannie Mae 6.00% 2036[8]	1,353	1,527
Fannie Mae 5.50% 2036[8]	4,492	4,990
Fannie Mae 6.50% 2037[8]	789	848
Fannie Mae, Series 2007-24, Class P, 6.00% 2037[8]	3,921	4,341
Fannie Mae 6.00% 2037[8]	217	242
Fannie Mae 7.50% 2037[8]	86	99
Fannie Mae 8.00% 2037[8]	106	122
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[8]	6,846	7,523
Fannie Mae 7.00% 2037[8]	527	594
Fannie Mae 6.00% 2037[8]	3,818	4,289
Fannie Mae 6.50% 2037[8]	1,084	1,219
Fannie Mae 7.00% 2037[8]	817	922
Fannie Mae 7.50% 2037[8]	329	378
Fannie Mae 7.50% 2037[8]	112	129
Fannie Mae 6.50% 2037[8]	317	355
Fannie Mae 6.00% 2037[8]	20,462	22,985
Fannie Mae 6.00% 2037[8]	3,147	3,535
Fannie Mae 6.50% 2037[8]	1,285	1,439
Fannie Mae 6.00% 2038[8]	3,866	4,343
Fannie Mae 6.00% 2038[8]	4,983	5,606
Fannie Mae 5.50% 2038[8]	1,043	1,156
Fannie Mae 6.00% 2038[8]	2,158	2,426
Fannie Mae 6.00% 2039[8]	2,629	2,952
Fannie Mae 6.50% 2039[8]	963	1,082
Fannie Mae 4.50% 2039[8]	31,863	34,664
Fannie Mae 5.00% 2040[8]	11,243	12,442
Fannie Mae 4.00% 2040[8]	9,073	9,548
Fannie Mae 4.19% 2040[7,8]	1,118	1,185
Fannie Mae 4.00% 2040[8]	9,591	10,096
Fannie Mae 4.50% 2040[8]	93	101
Fannie Mae 4.00% 2040[8]	15,234	16,063
Fannie Mae 4.00% 2040[8]	544	575
Fannie Mae 4.50% 2040[8]	104	112
Fannie Mae 4.50% 2041[8]	335	362
Fannie Mae 5.00% 2041[8]	506	562
Fannie Mae 5.00% 2041[8]	416	461
Fannie Mae 5.00% 2041[8]	627	694
Fannie Mae 5.00% 2041[8]	670	741
Fannie Mae 4.00% 2041[8]	9,441	9,958
Fannie Mae 4.00% 2041[8]	297	314
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[8]	506	566
Fannie Mae 4.00% 2041[8]	443	468
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[8]	278	324
Fannie Mae 4.00% 2041[8]	12,332	13,008
Fannie Mae 4.00% 2041[8]	910	961
Fannie Mae 4.00% 2041[8]	526	556
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[8]	419	485
Fannie Mae 4.00% 2042[8]	1,503	1,587
Fannie Mae, Series 2002-W1, Class 2A, 6.566% 2042[7,8]	775	902
The Income Fund of America — Page 26 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2042[8]	$10,782	$11,373
Fannie Mae 4.00% 2042[8]	4,577	4,832
Fannie Mae 3.50% 2042[8]	35,555	36,252
Fannie Mae 3.50% 2042[8]	26,996	27,525
Fannie Mae 3.50% 2042[8]	10,124	10,349
Fannie Mae 4.00% 2042[8]	30,670	32,355
Fannie Mae 4.00% 2043[8]	11,112	11,745
Fannie Mae 4.00% 2043[8]	10,667	11,275
Fannie Mae 3.00% 2043[8]	17,836	17,492
Fannie Mae 4.00% 2043[8]	3,535	3,737
Fannie Mae 4.00% 2043[8]	942	991
Fannie Mae 4.00% 2043[8]	4,167	4,405
Fannie Mae 4.00% 2043[8]	3,905	4,128
Fannie Mae 4.00% 2043[8]	3,865	4,090
Fannie Mae 4.00% 2043[8]	3,148	3,331
Fannie Mae 4.00% 2043[8]	2,901	3,063
Fannie Mae 3.50% 2044[8,14]	49,967	50,894
Fannie Mae 4.00% 2044[8,14]	41,640	43,774
Fannie Mae 4.50% 2044[8,14]	63,035	67,865
Fannie Mae 3.50% 2044[8,14]	92,145	93,589
Fannie Mae 4.00% 2044[8,14]	24,110	25,275
Fannie Mae 4.50% 2044[8,14]	106,465	114,359
Fannie Mae 6.50% 2047[8]	375	418
Fannie Mae 6.50% 2047[8]	1,066	1,186
Fannie Mae 6.50% 2047[8]	793	883
Fannie Mae 6.50% 2047[8]	125	140
Fannie Mae 6.50% 2047[8]	418	465
Fannie Mae 6.50% 2047[8]	387	431
Fannie Mae 7.00% 2047[8]	649	732
Fannie Mae 7.00% 2047[8]	321	363
Fannie Mae 7.00% 2047[8]	294	332
Fannie Mae 7.00% 2047[8]	258	291
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027[8]	86	87
Freddie Mac, Series 2890, Class KT, 4.50% 2019[8]	24,288	25,781
Freddie Mac, Series 2289, Class NB, 9.613% 2022[7,8]	15	17
Freddie Mac 5.00% 2023[8]	1,089	1,175
Freddie Mac 5.00% 2023[8]	3,100	3,347
Freddie Mac 5.00% 2023[8]	3,031	3,272
Freddie Mac 5.00% 2023[8]	3,414	3,684
Freddie Mac, Series 2013-DN1, Class M-1, 3.555% 2023[7,8]	4,204	4,391
Freddie Mac, Series 2013-DN2, Class M-1, 1.605% 2023[7,8]	3,616	3,626
Freddie Mac 6.00% 2026[8]	645	724
Freddie Mac 6.00% 2027[8]	1,091	1,224
Freddie Mac, Series 3061, Class PN, 5.50% 2035[8]	1,161	1,291
Freddie Mac 4.50% 2035[8]	20,608	22,261
Freddie Mac, Series 3257, Class PA, 5.50% 2036[8]	7,279	8,078
Freddie Mac, Series 3286, Class JN, 5.50% 2037[8]	6,284	6,912
Freddie Mac, Series 3271, Class OA, 6.00% 2037[8]	6,635	7,271
Freddie Mac, Series 3312, Class PA, 5.50% 2037[8]	6,298	6,928
Freddie Mac, Series 3318, Class JT, 5.50% 2037[8]	3,510	3,861
Freddie Mac 5.50% 2037[8]	1,130	1,248
Freddie Mac 5.50% 2038[8]	2,732	3,016
Freddie Mac 6.50% 2038[8]	2,985	3,366
Freddie Mac 5.50% 2039[8]	1,378	1,521
Freddie Mac 4.50% 2039[8]	1,758	1,892
The Income Fund of America — Page 27 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 5.00% 2039[8]	$4,330	$4,801
Freddie Mac 5.00% 2039[8]	2,430	2,699
Freddie Mac 5.00% 2039[8]	1,783	1,959
Freddie Mac 4.50% 2040[8]	43,649	46,952
Freddie Mac 5.00% 2041[8]	257	284
Freddie Mac 4.00% 2041[8]	2,498	2,624
Freddie Mac 4.50% 2041[8]	4,331	4,660
Freddie Mac 4.50% 2041[8]	4,207	4,524
Freddie Mac 4.50% 2041[8]	3,598	3,871
Freddie Mac 4.50% 2042[8]	4,342	4,669
Freddie Mac 4.50% 2042[8]	6,857	7,377
Freddie Mac 4.00% 2043[8]	3,292	3,467
Freddie Mac 4.00% 2043[8]	7,703	8,114
Freddie Mac 4.00% 2043[8]	6,941	7,316
Freddie Mac 4.00% 2043[8]	5,637	5,951
Freddie Mac 4.00% 2043[8]	4,456	4,698
Freddie Mac 4.00% 2043[8]	3,547	3,748
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.279% 2044[7,8]	12,629	13,276
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.312% 2045[7,8]	9,046	9,075
Government National Mortgage Assn. 10.00% 2021[8]	311	360
Government National Mortgage Assn. 10.00% 2025[8]	286	324
Government National Mortgage Assn. 4.50% 2041[8]	2,132	2,325
Government National Mortgage Assn. 4.00% 2043[8]	61,137	64,869
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[7,8]	6,788	7,272
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[8]	10,000	10,853
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[7,8]	7,879	8,702
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A-2, 3.645% 2044[4,8]	1,700	1,761
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019[8]	1,323	1,330
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[4,8]	6,555	6,602
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 4.378% 2036[7,8]	7,556	6,621
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.866% 2045[7,8]	14,700	15,732
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,8]	17,072	17,776
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[4,8]	7,500	7,772
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[7,8]	15,450	16,945
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.703% 2049[7,8]	14,066	15,527
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[8]	5,000	5,473
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-M, 6.022% 2051[7,8]	20,950	23,310
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[7,8]	19,446	20,544
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[8]	12,000	12,608
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4,8]	6,728	7,530
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 2030[7,8]	11,422	11,734
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[8]	9,832	10,726
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[7,8]	15,000	16,125
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[7,8]	10,035	11,101
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 5.839% 2050[7,8]	3,460	3,841
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 5.883% 2049[7,8]	11,290	12,460
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[8]	27,410	29,425
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[4,7,8]	8,745	8,959
Morgan Stanley Capital I Trust, Series 2011-C3, Class A-2, 3.224% 2049[8]	5,624	5,849
National Australia Bank 1.25% 2018[4,8]	5,000	4,930
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 2015[8]	709	716
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.025% 2036[7,8]	5,351	4,465
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[8]	8,000	8,694
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[7,8]	19,050	20,814
The Income Fund of America — Page 28 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.745% 2049[7,8]	$8,500	$9,275
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.941% 2051[7,8]	8,500	9,451
		1,725,307
Federal agency bonds & notes 0.35%
CoBank, ACB 7.875% 2018[4]	10,000	11,827
CoBank, ACB 0.831% 2022[4,7]	8,315	7,733
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[8]	7,000	6,993
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[8]	12,231	12,025
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[7,8]	4,285	4,135
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[8]	8,000	7,658
Fannie Mae, Series 2014-M1, multifamily 3.387% 2023[7,8]	450	465
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[7,8]	9,141	9,446
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[7,8]	17,665	18,514
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.477% 2024[7,8]	16,925	17,689
Fannie Mae 6.25% 2029	32,000	42,959
Fannie Mae 7.125% 2030	1,500	2,193
Federal Home Loan Bank 5.50% 2036	100	129
Freddie Mac 2.50% 2016	22,500	23,283
Freddie Mac 0.75% 2018	66,300	65,077
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[8]	6,906	6,866
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[8]	11,000	10,849
Freddie Mac, Series K714, Class A2, multifamily 3.034% 2020[7,8]	4,095	4,247
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[8]	8,000	7,823
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[8]	8,280	8,115
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022[8]	8,995	8,718
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[8]	7,000	6,955
Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023[8]	9,800	10,007
Freddie Mac, Series K036, Class A1, multifamily 2.777% 2023[8]	12,796	13,112
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[7,8]	9,465	9,912
Freddie Mac, Series K038, Class A2, multifamily 3.389% 2024[8]	170	176
Private Export Funding Corp. 3.55% 2024	545	572
Tennessee Valley Authority, Series A, 3.875% 2021	850	929
Tennessee Valley Authority 1.875% 2022	850	807
Tennessee Valley Authority, Series B, 3.50% 2042	500	462
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	700	794
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	10,450
		330,920
Asset-backed obligations 0.14%
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017[8]	2,677	2,731
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[4,8]	10,500	10,512
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[8]	6,990	6,978
CarMaxAuto Owner Trust, Series 2014-1, Class A-2, 0.47% 2017[8]	5,365	5,367
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[8]	6,105	6,102
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.576% 2026[4,7,8]	5,000	5,002
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029[8]	13,630	1,955
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[4,8]	1,636	1,667
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-4, AMBAC insured, 5.20% 2035[4,7,8]	1,145	1,195
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.292% 2037[7,8]	2,016	1,888
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.302% 2037[7,8]	3,549	3,216
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2019[8]	7,175	7,175
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[4,8]	2,820	2,818
Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.89% 2017[8]	4,750	4,749
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[8]	13,990	13,985
The Income Fund of America — Page 29 of 32

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[4,8]	$2,405	$2,416
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.553% 2028[4,7,8]	3,000	3,001
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[4,8]	8,500	8,517
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.355% 2037[7,8]	13,771	3,278
Honda Auto Receivables Owner Trust, Series 2014-1, Class A-3, 0.67% 2017[8]	5,265	5,253
Hyundai Auto Receivables Trust, Series 2014-A, Class A2, 0.46% 2017[8]	2,760	2,761
Hyundai Auto Receivables Trust, Series 2013-B, Class A4, 1.01% 2019[8]	7,000	7,000
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.315% 2037[7,8]	2,005	1,801
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[8]	7,000	6,979
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[7,8]	641	677
Santander Drive Auto Receivables Trust, Series 2014-3, Class A3, 0.81% 2018[8]	6,000	5,995
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[8]	11,750	11,727
		134,745
Bonds & notes of governments & government agencies outside the U.S. 0.12%
Colombia (Republic of) Global 5.625% 2044	10,000	11,208
Croatian Government 6.75% 2019	4,800	5,370
Croatian Government 6.375% 2021	5,000	5,500
Croatian Government 5.50% 2023[4]	625	650
France Government Agency-Guaranteed, Société Finance 2.875% 2014[4]	10,000	10,034
Hungarian Government 6.25% 2020	3,410	3,854
Israeli Government 5.125% 2019	3,000	3,391
Israeli Government 4.00% 2022	2,700	2,885
Israeli Government 4.50% 2043	1,795	1,759
Latvia (Republic of) 2.75% 2020	4,250	4,176
Polish Government 6.375% 2019	3,860	4,574
Polish Government 5.00% 2022	3,000	3,349
Polish Government 4.00% 2024	3,000	3,124
Portuguese Government 5.125% 2024[4]	14,500	14,521
Spanish Government 4.00% 2018[4]	25,600	27,249
Turkey (Republic of) 4.557% 2018[4]	1,200	1,259
Turkey (Republic of) 5.625% 2021	5,400	5,939
United Mexican States Government Global 5.55% 2045	7,000	7,907
		116,749
Municipals 0.07%
State of California, Various Purpose G.O. Bonds, 6.20% 2019	24,675	29,127
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.107% 2018	6,600	6,662
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	8,500	8,562
State of New Jersey, Econ. Dev. Auth., Energy Fac. Rev. Bonds (ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 2030[4]	1,875	1,382
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	8,500	8,353
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	6,500	6,525
		60,611
Miscellaneous 0.01%
Other bonds & notes in initial period of acquisition		8,291
Total bonds, notes & other debt instruments (cost: $17,531,247,000)		18,179,508
The Income Fund of America — Page 30 of 32

Short-term securities 4.79%	Principal amount (000)	Value (000)
3M Co. 0.10% due 9/22/2014[4]	$50,000	$49,990
Abbott Laboratories 0.10% due 10/14/2014[4]	25,000	24,995
Apple Inc. 0.08% due 8/6/2014[4]	23,000	23,000
Bank of New York Mellon Corp. 0.05% due 8/1/2014[4]	16,600	16,600
Chariot Funding, LLC 0.26%—0.28% due 12/9/2014—12/22/2014[4]	41,200	66,157
Chevron Corp. 0.08% due 8/20/2014—9/3/2014[4]	13,600	62,394
Coca-Cola Co. 0.12%—0.20% due 11/5/2014—1/14/2015[4]	50,000	74,961
Emerson Electric Co. 0.10% due 8/7/2014[4]	9,700	9,700
Fannie Mae 0.08%—0.15% due 8/1/2014—7/1/2015	34,000	409,456
Federal Farm Credit Banks 0.10%—0.15% due 8/8/2014—7/2/2015	50,000	473,905
Federal Home Loan Bank 0.05%—0.17% due 8/4/2014—7/10/2015	50,000	1,450,793
Freddie Mac 0.05%—0.16% due 8/1/2014—6/10/2015	55,000	1,148,484
General Electric Capital Corp. 0.12%—0.19% due 8/20/2014—1/14/2015	35,000	109,945
IBM Corp. 0.09%—0.10% due 8/4/2014—9/10/2014[4]	34,800	138,196
Jupiter Securitization Co., LLC 0.25%—0.28% due 10/14/2014—3/3/2015[4]	25,000	49,952
Microsoft Corp. 0.09% due 8/27/2014[4]	35,100	35,099
National Rural Utilities Cooperative Finance Corp. 0.09% due 8/14/2014—8/18/2014	25,000	49,998
Paccar Financial Corp. 0.11% due 9/11/2014	25,200	25,196
Private Export Funding Corp. 0.20%—0.26% due 8/15/2014—2/13/2015[4]	12,300	108,422
Procter & Gamble Co. 0.09%—0.15% due 9/5/2014—1/7/2015[4]	35,000	149,283
Regents of the University of California 0.15% due 8/11/2014	14,500	14,500
Total short-term securities (cost: $4,490,612,000)		4,491,026
Total investment securities 99.94% (cost: $75,685,723,000)		93,782,879
Other assets less liabilities 0.06%		55,183
Net assets 100.00%		$93,838,062
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous," was $17,800,699,000, which represented 18.97% of the net assets of the fund. This amount includes $17,040,369,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities" was $5,375,119,000, which represented 5.73% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holding(s) appear below.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $885,970,000, which represented .94% of the net assets of the fund.
[10]	Step bond; coupon rate will increase at a later date.
[11]	Scheduled interest and/or principal payment was not received.
[12]	A portion of this security was pledged as collateral. The total value of pledged collateral was $1,124,000, which represented less than .01% of the net assets of the fund.
[13]	Index-linked bond whose principal amount moves with a government price index.
[14]	A portion or all of this security purchased on a TBA basis.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, convertible preferred	5/2/2013	$13,171	$15,678.01%
NewPage Holdings Inc.	6/23/2011-9/9/2011	12,253	7,191.01
Revel AC, Inc.	2/14/2011-10/25/2012	56,224	-	.00
Total restricted securities		$ 81,648	$ 22,869.02%
The Income Fund of America — Page 31 of 32

Key to abbreviations
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts
GDR = Global Depositary Receipts
TBA = To be announced
Auth. = Authority
Dev. = Development
Econ. = Economic
Fac. = Facility
Fin. = Finance
G.O. = General Obligation
LOC = Letter of Credit
Ref. = Refunding
Rev. = Revenue
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-012-0313O-S32842	The Income Fund of America — Page 32 of 32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America, including the summary schedule of investments, as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of July 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

September 10, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2014

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: September 30, 2014